                                                                    EXHIBIT 99.6

                             MERCHANTS BANCORP, INC.
                                        &
                             MERCHANTS NATIONAL BANK

                                 STRATEGIC PLAN
                                    2005-2007

                                  INTRODUCTION

      This Strategic Plan (the "Plan") has been adopted by the Board of Directors of Merchants Bancorp, Inc. ("Company") and its wholly-owned subsidiary, Merchants National Bank ("Bank") to provide strategic direction for the directors and management team of Company and Bank. The Plan is intended to address potential planning issues during the next three calendar years (2005-2007).

      The Plan is designed to incorporate long-term strategic goals of the board along with shorter-term tactical and operational issues confronting the Bank and its management. The Plan identifies specific action plans and responsibilities, and where possible, timeframes under which the action plans are to be completed. Through this format, the Plan becomes a working document for management and an accountability document for the Board. While the completion of each action plan is important, management and the Board understand that changes in market, competitive, and economic conditions could impact the action plans and/or the expected completion dates.

                           CORPORATE VISION STATEMENT

      In developing this Plan, the Board and management incorporate the Corporate Vision of Company and Bank. Where appropriate, this Corporate Vision Statement will be communicated to shareholders, customers and employees to instill the values and culture of Company and Bank.

                             MERCHANTS NATIONAL BANK
                           CORPORATE VISION STATEMENT

      Merchants National Bank will strive to provide a broad range of financial service needs for the customers and communities we serve.

      The Bank will endeavor to:

   -  Serve clients in the highest ethical manner possible;

   -  Convey a level enthusiasm and trust for the client;

   -  Act as a responsible corporate citizens to the communities we serve;

   - Create value for our shareholders by attaining the company's financial goals; and,

   -  Foster a work environment and culture that is beneficial to all employees.

                               SITUATION ANALYSIS

      A Situation Analysis is an assessment of the strengths, weaknesses, opportunities and threats (SWOT) of the organization. Input from the board and senior management team was requested in developing the SWOT analysis for Company and Bank. The following is a summary of the review:

STRENGTHS

   -  The Bank's image and reputation

   -  Personal service and responsiveness to customer needs

   -  Competitive array of products and services

   -  Strong senior management leadership

   -  Solid relationship between board and management

   -  Respected board of directors

   -  Strong market share in core markets

   -  Well capitalized

   - Above average level of profitability as compared to peer - strong net interest margin and low overhead costs

WEAKNESSES

   -  Lack of overall sales culture - training and cross-selling

   -  Recent weakness in credit quality

   -  Branches serve relatively small, low growth markets

   -  Limited effectiveness of marketing and advertising

   -  Lack of internet banking product

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   -  Thin senior management team and flat organization structure

   -  Overall risk management systems - loan review, internal controls

   -  Lack of detailed financial reporting systems

   -  Ineffective board meeting and committee structure

   -  Limited marketability for the Company's stock

OPPORTUNITIES

   -  Transport branch models into new communities for profitable growth

   -  Increased sales initiatives could increase market share in current markets

   - Industry consolidation will create increased customer dissatisfaction at larger financial institutions

   - Additional financial reporting tools could uncover profit enhancement opportunities

   -  Attracting qualified and experienced bankers to a community bank culture

THREATS

   - Without improved risk management systems, profits could be impacted in the future

   -  Continued potential shrinking of net interest margins

   -  Increasing regulatory and SEC reporting costs

   -  Over-taxing senior management under current organizational structure

   -  Generating core deposit growth to support loan opportunities

FINANCIAL REVIEW - EXHIBIT 1

   - Bank's assets have grown 8.7 percent on an annualized basis since 1999; loan growth has outpaced deposit growth resulting in a loan to deposit ratio of 106 percent

   - Company maintains over $30 million of equity capital resulting in well-capitalized levels for both leverage and risk-based ratios

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

   - From 1999-2002, Company averaged an ROAA of 1.57% and an ROE of 15.8%; as a result of increased loan losses, ROAA and ROE dipped to 1.11% and 11.8% in 2003

   - Relative to peer, Bank's current (2004) financial condition compares as follows:

      - The net interest margin is 30-40 basis points higher than the peer median

      -     The loan-to-deposit ratio of 106% is higher than the peer median of
            99%

      - Noninterest income at 50 basis points of assets is 30-40 basis points below peer

      - Bank operates with significantly less overhead costs than peer; assets per employee and efficiency ratio are all considerably better than peer; by comparison, Bank is operating with 40 percent fewer employees than peer

      - Bank's ROAA at a normalized 1.25-1.30% is 20-30 basis points above peer; ROE levels of 16-17% are 500-600 basis points above peer

MARKET REVIEW - EXHIBIT 2

   - Bank operates offices in four communities and three counties; total deposits in these counties exceed $1.5 billion with Bank garnering 17 percent of the three-county market; Highland County is the largest market with nearly $900 million of deposits (note: NCB has reported a significant increase in deposits, suggesting that much of this growth may be from outside the county)

   - Bank's largest presence is in Highland County with offices in Hillsboro and Greenfield; Bank maintains a 20 percent deposit market share ranking second behind NCB, FSB (45 percent share)

   - Bank's next largest presence is in Fayette County with its office in Washington Court House; Bank maintains a 19 percent deposit market share ranking third behind Huntington (24 percent) and Advantage Bank (22 percent)

   - Bank's smallest presence is in Madison County with the opening of its London branch in 1999; Bank maintains a 7 percent deposit market share ranking sixth behind five regional banks and one community bank (Advantage
      Bank)

   - Highland County is the largest county served with a population of over 42,000; population growth is expected to be the highest of any county served with nearly 5 percent population growth expected from 2004-09; Hillsboro is the largest community in Highland County at nearly 6,600 with growth projections similar to the county

   - Madison County is next largest at 40,500, but growth estimates are less than 1 percent over the next five years; London is the largest community in the county at nearly 9,000, and is expected to grow in population by 2 percent over the next five years

   - Fayette County is the smallest county at just over 28,000; Washington Court House is the largest community in the county at over 13,000, but is expected to decline in population over the next five years

   - Median HH Income statistics indicate that Madison County ($49K) is the wealthiest county served followed by Fayette ($42K) and Highland ($38K)

                                 CORE STRATEGIES

      From the SWOT analysis and other input and discussions from management and the board, core strategy areas were developed for the next three years. The strategies were divided into four sections. They are summarized as follows:

   - Core Strategy Area #1 - Loan Administration: Addresses the loan origination process, lending staff, reorganization of functional areas within loan administration, credit administration and loan review.

   - Core Strategy Area #2 - Bank Administration and Risk Management: Includes financial management, internal and external audit, branch administration, human resources, and information technology.

   - Core Strategy Area #3 - Strategic Initiatives: Encompasses geographic expansion, shareholder relations, value enhancement strategies and board structure.

   - Core Strategy Area #4 - Financial Goals: Outlines financial goals for the planning period, 2005-2007. The following sections summarize the Core Strategy Areas and specific action plans within each section.

                   CORE STRATEGY AREA #1 - LOAN ADMINISTRATION

      Bank has grown rapidly over the past five years with the most substantial impact to the loan area. Total loans have increased $100 million since 1999 representing a 55 percent growth in the loan portfolio in just five years.

      The Bank's loan growth has strained its capacity to effectively manage and supervise loan origination and support functions. The most recent Report of Examination highlighted deficiencies in asset quality, compliance and other facets pertaining to loan administration. The recommendations highlighted in this Plan address the immediate deficiencies noted in the Report of Examination. The action plans also assist with creating an infrastructure to accommodate longer-range growth and planning needs.

      Central to several of the Core Strategy Areas are proposed modifications to the Bank's organizational structure. Attached as Exhibit 3 is the proposed organizational chart of Bank to be developed over the next 1-2 years.

      The following itemizes loan administration planning priorities and specific action plans in each area:

1. DESIGNATION OF CHIEF LENDING OFFICER

      STRATEGIC ANALYSIS

      The executive vice president, under the current organizational structure, has most functional areas reporting through him, including all lending activities. In order to reinforce reporting lines of a new loan administration structure, the executive vice president should formally be designated as chief lending officer for the bank. Principal responsibilities would encompass building a loan departmental structure, evaluating current lending staff, retaining new lenders as needed, supervising formation of a credit administration function and designing effective loan marketing strategies.

      In addition, this position would be responsible for monitoring lending activities including, but not limited to, loan department organizational structure, lending personnel, loan approval procedures, loan policy development and overall loan portfolio quality, profitability and management. The position would also serve as chairman of the bank officers' loan committee.

2. REORGANIZING LENDING FUNCTIONS

      STRATEGIC ANALYSIS

      Bank will begin evaluating the process of "departmentalizing" the lending division. This would entail designating officer-level managers of commercial and retail lending. Each department manager would be responsible for assessing training needs of loan officers, designing business development sales and marketing programs, product design, pricing, management of their departments' portfolio, including yield, growth and credit quality. Commercial lending would encompass all extensions of credit pertaining to business relationships, including C&I loans, commercial real estate and agricultural relationships. Retail lending would encompass personal lines of credit, traditional consumer installment loans, residential real estate lending and home equity lending.

3. REVISING ROLE OF BRANCH LENDERS

      STRATEGIC ANALYSIS

      Presently, branch lenders are responsible for evaluating all types of loan requests within a particular market including commercial, consumer, real estate and others. "Senior" branch lenders also provide supervision for certain branch activities within their markets. The future role of branch lenders will need to be modified to focus on lending specialties that match the priority needs of a local market and that provide the most substantial opportunities for attaining profit improvement and volume targets. From a strategic planning perspective, this would entail continued focus on small business lending and residential mortgage activities. Branch market lenders, in order to maximize their productivity and servicing capabilities, should be increasingly disengaged from branch supervision activities and non-customer branch administrative tasks. Centralization of various loan administration duties - over the entire planning timeframe - will permit branch lenders to become exclusively sales and customer servicing oriented.

4. ADJUSTMENTS TO LOAN APPROVAL PROCESS/POLICIES

      STRATEGIC ANALYSIS

      A revised loan administration structure will require reassessment and revision of internal lending procedures and policies. Increased centralization of credit administration will permit branch lenders to focus on client sales opportunities and servicing relationships. Centralization of underwriting decisions for certain consumer and residential mortgage activity is likely to enhance consistency of underwriting standards, greater compliance with regulatory guidelines and improved documentation and reporting. Lending authorities and limits will need to be re-evaluated for individual lenders, the officers' loan committee and board of directors' loan committee.

5. CREATING A CREDIT ADMINISTRATION DEPARTMENT

      STRATEGIC ANALYSIS

      Over the Planning Period, Bank will evaluate establishing a formal credit department to ensure high loan quality standards and procedures. The credit department would be responsible for analyzing requests for new and renewal extensions of credit, preparing loan packages with required documentation, analyzing and spreading financial statements, ratio analyses, preparing cash flow statements, evaluating loan structures, collateral analysis, and completing an initial write-up of the aforementioned loan requests.

      In addition, the credit department would be responsible for loan operations, loan file maintenance, monitoring watch list credits, loan review and collection of retail loans. However, it should be noted that loan review and collections may initially report under the loan administration structure, depending upon the experience and qualifications of the credit department manager. It is anticipated that a newly appointed department manager would assist with standardizing the loan application and approval processes. The department and its staff of analysts (perhaps one or two analysts at the outset) would add a level of independence and oversight to the underwriting, grading and approval processes. The department manager, reporting to the chief lending officer, would be charged with developing a staff of credit analysts as well as other documentation and support personnel. Credit analysts may over time be trained to be commercial lenders.

      Loan review will become increasingly important to overall loan and credit administration functions. Presently, an outside loan review specialist provides loan review services on a periodic basis. By the end of the planning time frame, the Bank may need to retain a full-time in-house loan review manager. The loan review manager would make recommendations to adjust the allowance for loan and lease losses (ALLL), as necessary. In addition, a loan review committee of the board may be required at some point during the planning period.

                             MERCHANTS NATIONAL BANK
                             STRATEGIC ACTION PLANS
                   CORE STRATEGY AREA #1 - LOAN ADMINISTRATION

              GOAL                         ACTION PLANS            RESPONSIBILITY  STATUS        DEADLINE
-------------------------------  --------------------------------  --------------  ------  -------------------
1. NAME CHIEF LENDING OFFICER    -   Create job description        CEO/EVP                 12-31-04
                                 -   Obtain Board of Directors
                                     approval

2. REORGANIZE LENDING FUNCTIONS  -   Designate lending division    Jim Evans               1st Quarter of
                                     heads                         John Storrs             2005
                                 -   Develop job descriptions      Jim Hester
                                 -   Develop organizational chart  Linda Smith
                                 -   Develop lending authorities   Paul Pence
                                     and work flow

              GOAL                         ACTION PLANS            RESPONSIBILITY  STATUS        DEADLINE
-------------------------------  --------------------------------  --------------  ------  -------------------
3. RESTRUCTURE BRANCH LENDING    -   Senior lenders to analyze     Jim Evans               2nd Quarter of
                                     each branch market to assure  John Storrs             2005
                                     products and staffing are     Jim Hester
                                     tailored to specific markets  Linda Smith
                                 -   Analyze loan administrative   Paul Pence
                                     duties in branch that may be
                                     centralized/reorganized
                                 -   Adjustment to organizational
                                     chart

4. ADJUST LOAN APPROVAL          -   Study to determine which      Jim Evans               2nd Quarter of
   PROCESS/POLICIES                  loan products and what        John Storrs             2005
                                     dollar thresholds might       Jim Hester
                                     benefit from a centralized    Linda Smith
                                     approval process              Paul Pence
                                 -   Review lending authorities
                                     and limits for officers/LC/&
                                     Board LC

              GOAL                         ACTION PLANS            RESPONSIBILITY  STATUS        DEADLINE
-------------------------------  --------------------------------  --------------  ------  -------------------
5. CREATE CREDIT ADMINISTRATION  Credit Administration Department  Jim Evans               3rd Quarter of
   DEPARTMENT                    study to be broken down into      John Storrs             2005
                                 several functional areas, which   Jim Hester
                                 will result in multiple phases    Linda Smith
                                 and time frames.                  Paul Pence
                                 Separate studies to be as
                                 follows:
                                 -   loan processing/ servicing
                                     area
                                 -   credit analysis function --
                                     prep of new loan packages/
                                     underwriting/grading/ assist
                                     in approval process
                                 -   retail loan
                                     collections/monitoring watch
                                     list credits
                                 -   loan review function
                                 All above will need:
                                 -   integration into
                                     organizational chart
                                 -   job descriptions
                                 -   time frames for
                                     implementation

         CORE STRATEGY AREA #2 - BANK ADMINISTRATION AND RISK MANAGEMENT

      Bank's flat organizational structure results in most principal functional areas reporting directly to the EVP. The EVP's focus on loan and credit administration during the initial phases of the planning timeframe will require managers of other key areas to assume greater supervisory and decision-making roles. Planning priorities in the following section are focused on financial management, internal controls and audit, the future role of branch administration, human resource management and data processing.

1. FINANCE DEPARTMENT AND CFO

      STRATEGIC ANALYSIS

      The increasing complexity of bank and SEC reporting requires a comprehensive and sophisticated approach to financial management responsibilities. The finance area, and CFO, will provide oversight responsibilities of budgeting, financial forecasting, capital management, asset/liability management, investments, SEC reporting, preparation of internal financial reports for the board of directors and management and oversight of the controller function. Other key responsibilities will encompass profitability analysis of products, customers, branches and alternative lines of business. The CFO should also serve as a supervisor for bank operations and data processing functions. Lastly, the CFO would analyze and coordinate special projects such as branch expansion, acquisitions, data processing alternatives, and other capital improvement projects. In the proposed organizational structure, the CFO would report to the CEO.

2. INTERNAL CONTROLS

      STRATEGIC ANALYSIS

      A key planning priority derived from Bank's response to its most recent examination is the retention of BKD, LLP to assist management with evaluating internal controls and procedures as part of a comprehensive internal audit program. Attached as Exhibit 4 is the internal audit schedule that identifies audit areas and completion time frames.

3. EXTERNAL AUDIT

      STRATEGIC ANALYSIS

      Company has retained Deloitte & Touche to provide external auditing services for Bank and Company. Company will evaluate the external audit services on an annual basis.

4. BRANCH ADMINISTRATION

      STRATEGIC ANALYSIS

      In the revised organizational structure, branch administration will be expanded to encompass branch operations and sales. The branch administrator will be responsible for managing branch personnel, training branch staff, branch teller operations, sales training and branch performance measurement.

      Branch managers within the current structure are, in many cases, considered to be de facto area executives. Their principal functions encompass serving as the bank's lead community contact and as "image shapers" at the local community level. Some "regional" managers have commercial and retail lending authority. As noted earlier in this planning document, regional managers whose principal responsibilities are lending would report to the chief lending officer, thereby allowing for delegation of local branch management responsibilities (non-lending duties). They would serve in a front-end application and sales function for deposit relationships. The branch administrator would also assist executive management with: (i) identification of expansion markets; (ii) developing a standardized approach to evaluating branch performance; (iii) creating a bank-wide branch staffing model; (iv) supervising branch operations; and (v) assisting with the implementation of sales training and measurement tools at the branch level.

5. HUMAN RESOURCE MANAGEMENT

      STRATEGIC ANALYSIS

      Bank does not have a professionally staffed human resource ("HR") department. Presently, the secretary to the CEO performs the HR duties. A professional HR manager would be responsible for managing employee benefits, payroll, EEOC compliance, employee recruitment and training. As the Bank continues to grow, the needs for an expanded array of HR support services, such as assessment of alternative forms of compensation, benefits, training, performance appraisal assistance, employee communications, stock incentives, among others, will increase. The HR manager, on the proposed organization chart, would report to the CEO.

6. DATA PROCESSING/TECHNOLOGY

      STRATEGIC ANALYSIS

      The Bank currently utilizes an ITI in-house data processing system. The "shelf-life" of most data processing systems is 3-5 years before substantial upgrades to hardware and software are required. As an ongoing planning priority, the CFO and appropriate management committee should be responsible for evaluating the benefits, shortfalls and costs associated with maintaining its current operating environment compared with outsourcing to a third-party vendor. A subsequent report and recommendations would be submitted to the board for their review and decision. Also included in this area, would be the evaluation of an Internet Banking product for Bank.

7. COMPENSATION STRUCTURE

      STRATEGIC ANALYSIS

      In reorganizing and expanding the departmental areas described previously, the Bank should evaluate its overall compensation structure, predominantly at the officer level. The Bank needs to be competitive in the marketplace as it potentially recruits from larger metropolitan markets such as Cincinnati and Columbus. In addition, Company should evaluate the benefits and market conditions for equity based compensation plans such as stock option plans. None of these areas, however, should be evaluated in isolation. A study should be performed that considers the total compensation programs at the Bank.

                             MERCHANTS NATIONAL BANK
                             STRATEGIC ACTION PLANS
         CORE STRATEGY AREA #2 - BANK ADMINISTRATION AND RISK MANAGEMENT

              GOAL                         ACTION PLANS             RESPONSIBILITY    STATUS        DEADLINE
-------------------------------  --------------------------------  -----------------  ------  -------------------
1. CREATE FINANCE DEPARTMENT     -   Write job description that    Jim Evans                  1st - 2nd
   AND CFO POSITION                  encompasses "Finance" and     Paul Pence                 Quarter of 2005
                                     Operations/Data Processing
                                     areas
                                 -   Develop area organizational
                                     charts
                                 -   Contact trade association
                                     and business contacts to
                                     begin search

2. INTERNAL CONTROLS             See plan document                 Board Audit Comm.
                                                                   BKD
                                                                   Nancy Hendrickson

3. EXTERNAL AUDIT                See plan document                 Board Audit Comm.
                                                                   Deloitte & Touche
                                                                   Paul Pence

              GOAL                         ACTION PLANS             RESPONSIBILITY    STATUS        DEADLINE
-------------------------------  --------------------------------  -----------------  ------  -------------------
4. BRANCH ADMINISTRATION

A. REDEFINE OR CLARIFY THE       -   Create job description for    Wilma Counter              1st Quarter 2005
   RESPONSIBILITIES OF PRESENT       Branch Administrator          Jim Evans
   BRANCH ADMINISTRATION         -   Define major areas of         Linda Siders
                                     responsibilities in bank      Paul Pence
                                     marketing, branch
                                     operations, staffing and
                                     training
                                 -   Establish clear
                                     understanding of how
                                     branch administrator fits
                                     into organizational chart
                                     with the proposed changes
                                     in loan administration

B. DESIGN TRAINING PROGRAMS FOR  -   Develop structured training   Wilma Coulter              3rd Quarter 2005
   BRANCH PERSONNEL                  programs for deposit side     Linda Siders
                                     employees                     Linda Smith

C. IMPROVE EVALUATION OF BRANCH  -   Develop a standard set of     Wilma Coulter              4th Quarter 2005
   PERFORMANCE                       operational measures for      Nancy Hendrickson
                                     branch performance to         Jim Evans
                                     enhance accountability and
                                     performance

              GOAL                         ACTION PLANS             RESPONSIBILITY    STATUS        DEADLINE
-------------------------------  --------------------------------  -----------------  ------  -------------------
5. PROFESSIONAL HUMAN RESOURCES  -   Conduct study to determine    Paul Pence                 2nd Quarter of
   MANAGER                           need/benefit of this          Jim Evans                  2006
                                     position for MNB
                                 -   Determine areas of
                                     responsibility and create
                                     job description
                                 -   Advertise and hire if
                                     applicable

6. DATA PROCESSING/TECHNOLOGY    -   Data processing, study to     New CFO and                Deferred until CFO
   STUDY                             include:                      representative             Retained
                                     -    in-house v. outsource    from functional
                                     -    alternative vendors      areas
                                     -    personnel issues
                                     -    cost/benefit
                                     -    future growth
                                     -    internet banking
                                 -   Report results to senior
                                     management/board of
                                     directors
                                 -   If a go -- then implement

              GOAL                         ACTION PLANS             RESPONSIBILITY    STATUS        DEADLINE
-------------------------------  --------------------------------  -----------------  ------  -------------------
7. COMPENSATION STRUCTURE        Evaluation of overall             Board                      2nd & 3rd
                                 compensation and alternatives to  CEO                        Quarter 2005
                                 include:                          EVP
                                 -   defined benefit retirement
                                     plan
                                 -   401 K
                                 -   equity-based compensation
                                 -   incentive compensation
                                 -   benefit plans -- health,
                                     vacation, etc.

                  CORE STRATEGY AREA #3 - STRATEGIC INITIATIVES

      This area of the Plan encompasses more of the strategic and less of the tactical areas of the Plan. This includes such important components as geographic expansion, shareholder relations, value enhancement strategies and board and committee structure.

1. RESTRUCTURING OF THE BOARD OF DIRECTORS

      STRATEGIC ANALYSIS

      As noted previously, Company and Bank are facing continuing increases in regulation, both at the Bank and SEC level that will require increased level of participation and sophistication at the Board level. In turn, the Board should be structured to efficiently and effectively meet the requirements of directors. In addition, a board of directors is, ideally, a reflection of the communities and customers which the institution serves. Company and Bank's Board of Directors have effectively served over the years; however, several modification may be considered in the following areas: (i) financial reporting to the board should be streamlined to a summary of pertinent financial and other data; (ii) regular board meetings should be scheduled monthly (as opposed to twice a month); (iii) committees should become actively engaged in their specific areas of responsibility and should include, at a minimum, a board loan, audit, compensation and loan review committee; and, (iv) the Board should consider adding at least two new directors over the next one-to-two years with special consideration for financial experts and residents of communities not presently served on the board.

2. BRANCH EXPANSION

      STRATEGIC ANALYSIS

      Bank entered Washington Court House in 1990 and London in 1999. Washington Court House currently maintains total deposits and loans of $58 and $94 million, respectively. In just five years, London has generated $27 million in deposits and $47 million of loans. Both of these de novo branches have been successful, by several different measurements, and now represent important components of Company's franchise. The success of these expansions were a function of several different variables, including: (i) the caliber of the personnel hired in each market; (ii) the type and size of market, including the nature of the competition; and, (iii) the ability of existing management to oversee the project and integrate Bank's culture in the new offices.

      Given the demographic and economic environment in Bank's existing offices, including Washington Court House and London, Bank will need to carefully evaluate and execute one or two additional branch locations during this planning period. Planning for the next branch office can begin immediately. Attached as
Exhibit 5, is summary information on several markets that may represent expansion markets for Bank.

3. SHAREHOLDER RELATIONS/VALUE ENHANCEMENT ISSUES

      STRATEGIC ANALYSIS

      Company currently maintains over 800 shareholders and therefore reports to the SEC. With increased disclosure and reporting obligations, it is estimated that Company will expend at least $100,000 annually to comply with SEC reporting requirements. Given Company's strategic direction and stock ownership profile, continued reporting to the SEC is unlikely to provide shareholders with any tangible value in the long-term. In order to deregister from the SEC, Company would need to "go-private" by reducing shareholders to less than 300. The largest 300 shareholders hold 97 percent of the outstanding shares. This would require the elimination of over 500 shareholders, but only 80,000 shares (3% of outstanding shares). The repurchase of 80,000 shares is estimated to amount to $2 million in capital. Repurchase of this amount (or more) of capital can be funded with internal capital or with the issuance of trust preferred securities with Company and Bank still remaining well-capitalized.

      Outside of a "going-private" transaction, Company should consider alternatives to manage the shareholder base through stock repurchases. Stock repurchases can also be an effective capital management tool. On-going repurchases assist in providing shareholders with liquidity for their shares and prevents from building excess amounts of capital that will depress ROE ratios. More significant repurchases may require Company considering a trust preferred offering to solidify regulatory capital ratios.

                             MERCHANTS NATIONAL BANK
                             STRATEGIC ACTION PLANS
                  CORE STRATEGY AREA #3 - STRATEGIC INITIATIVES

               GOAL                           ACTION PLANS               RESPONSIBILITY    STATUS       DEADLINE
---------------------------------  ----------------------------------  ------------------  ------  ------------------
1. Restructure Board of Directors  Comprehensive study to include:     Board of Directors          2nd Quarter 2005
                                   -   improved financial reporting
                                   -   board and committee structure
                                       and responsibilities
                                   -   committee structure and
                                       responsibilities
                                   -   ideal board size and
                                       composition

2. Branch Expansion                Study of branching opportunities    Board                       1st Quarter 2005
                                   to include:                         Paul Pence
                                   -   market analysis                 Jim Evans
                                   -   staffing issues
                                   -   financial analysis
                                   -   risk assessment

3. Shareholder Relations/Value     Study areas to include:             Board                       1st Quarter 2005
   Enhancement Issues              -   "going private"                 Jim Evans
                                   -   stock repurchase program        Paul Pence
                                   -   market maker for bancorp stock

                     CORE STRATEGY AREA #4 - FINANCIAL GOALS

      A strategic plan should incorporate specific financial goals of the Board of Directors. These goals can then be used in a variety of ways including: (i) benchmarking actual results to plan objectives; (ii) evaluating and rewarding management performance; and, (iii) projecting value enhancement potential for shareholders. The Board has identified the following long-term financial goals of the Company:

ANNUAL ASSET GROWTH                             6-10 PERCENT

ANNUAL RETURN ON AVERAGE EQUITY                 14-16 PERCENT

ANNUAL CASH DIVIDENDS TO NET INCOME             35-45 PERCENT

ANNUAL INCREASE IN EARNINGS PER SHARE           6-10 PERCENT

      With these overall goals established, Exhibit 6 provides financial projections that meet this criterion at the low and high-end of the established ranges.

                             MERCHANTS NATIONAL BANK
                             STRATEGIC ACTION PLANS
                     CORE STRATEGY AREA #4 - FINANCIAL GOALS

             GOAL                      ACTION PLANS              RESPONSIBILITY                STATUS                  DEADLINE
------------------------------  ---------------------------  ---------------------  ----------------------------  ------------------
1. ANNUAL ASSET GROWTH OF 6-10  -   2005 asset target $397   Senior Management      CFO and Management Team to    Board to review
   PERCENT                      -   2006 asset target $429   Group and CFO upon     develop a new, more           quarterly during
                                -   2007 asset target $463   his retention by Bank  comprehensive quarterly       the year
                                -   committee structure and                         reporting process for Board
                                    responsibilities                                of Directors that provides
                                -   ideal board size and                            performance indicators
                                    composition                                     comparing actual performance
                                                                                    with budget/plan objectives

2. ANNUAL RETURN ON AVERAGE     -   2005 target 15.52%       Senior Management      CFO and Management Team to    Board to review
   EQUITY OF 14-16 PERCENT      -   2006 target 15.67%       Group and CFO upon     develop a new, more           quarterly during
                                -   2007 target 15.81%       his retention by Bank  comprehensive quarterly       the year
                                                                                    reporting process for Board
                                                                                    of Directors that provides
                                                                                    performance indicators
                                                                                    comparing actual performance
                                                                                    with budget/plan objectives

             GOAL                      ACTION PLANS              RESPONSIBILITY                STATUS                  DEADLINE
------------------------------  ---------------------------  ---------------------  ----------------------------  ------------------
3. ANNUAL CASH DIVIDENDS TO     -   2005 $0.84 per share     Senior Management      CFO and Management Team to    Board to review
   NET INCOME OF 25-45 PERCENT  -   2006 $0.92 per share     Group and CFO upon     develop a new, more           quarterly during
                                -   2007 $1.01 per share     his retention by Bank  comprehensive quarterly       the year
                                                                                    reporting process for Board
                                                                                    of Directors that provides
                                                                                    performance indicators
                                                                                    comparing actual performance
                                                                                    with budget/plan objectives

4.   ANNUAL INCREASE IN         -   2005 EPS $1.86           Senior Management      CFO and Management Team to    Board to review
     EARNINGS PER SHARE OF      -   2006 EPS $2.04           Group and CFO upon     develop a new, more           quarterly during
     6-10 PERCENT               -   2007 EPS $2.25           his retention by Bank  comprehensive quarterly       the year
                                                                                    reporting process for Board
                                                                                    of Directors that provides
                                                                                    performance indicators
                                                                                    comparing actual performance
                                                                                    with budget/plan objectives

                            MERCHANTS BANCORP, INC.
                                       &
                            MERCHANTS NATIONAL BANK

                                 STRATEGIC PLAN
                                   2005-2007

EXHIBITS                                              EXHIBIT #
--------                                              ---------
Financial Performance Summary vs. Peer Group              1

Market Analysis                                           2

Proposed Organizational Chart                             3

Internal Audit Schedule                                   4

Potential Expansion Markets                               5

Financial Projections                                     6

                                   EXHIBIT 1

                  Financial Performance Summary vs. Peer Group

EXHIBIT 1.1
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

SELECTIVE COMMERCIAL BANKS HEADQUARTERED IN OH, IN, OR MI
TOTAL ASSETS $300 - $400 MILLION

                                                                              LAST TWELVE MONTHS - PERIOD ENDING MARCH 31, 2004
                                                                              -------------------------------------------------
                                                                                             TOTAL
                                                                                TOTAL       EQUITY        TOTAL          TOTAL
                                                                    DATE       ASSETS       CAPITAL       LOANS        DEPOSITS
               COMPANY NAME                    CITY       STATE  ESTABLISHED   ($000)       ($000)        ($000)        ($000)
     ------------------------------------  -------------  -----  -----------  --------      -------      --------      --------
 1   First Farmers Bank & Trust Company    Converse         IN   07/01/1885   $397,037      $40,396      $303,514      $314,430
 2   First National Bank of America        East Lansing     MI   05/06/55     $394,255      $72,216      $331,030      $208,892
 3   North Side Bank & Trust Company       Cincinnati       OH   01/01/1892   $388,624      $52,311      $287,134      $280,787
 4   Community Central Bank                Mount Clemens    MI   10/28/96     $371,125      $31,044      $302,228      $274,859
 5   State Bank                            Fenton           MI   12/25/1898   $359,595      $28,001      $236,449      $316,284
 6   First Bank of Berne                   Berne            IN   10/21/1891   $358,517      $40,954      $253,069      $246,457
 7   Heartland Bank                        Croton           OH   01/01/11     $356,056      $29,141      $254,571      $318,521
 8   United Bank of Michigan               Grand Rapids     MI   01/01/03     $355,754      $30,041      $301,459      $289,482
 9   Citizens National Bank of Bluffton    Bluffton         OH   01/13/20     $352,675      $30,915      $278,463      $255,068
10   Jackson County Bank                   Seymour          IN   01/01/00     $324,147      $31,332      $238,417      $257,576
11   Bloomfield State Bank                 Bloomfield       IN   01/01/1873   $322,863      $30,843      $223,758      $255,470
12   Southern Michigan Bank & Trust        Coldwater        MI   01/16/1872   $320,926      $28,221      $236,434      $261,443
13   Commercial and Savings Bank           Millersburg      OH   01/01/1879   $317,668      $33,023      $218,221      $241,143
14   Farmers State Bank                    Lagrange         IN   07/16/1835   $317,542      $29,540      $242,490      $256,229
15   St. Joseph Capital Bank               Mishawaka        IN   02/13/97     $305,331      $26,250      $229,274      $210,732
16   Bank of Holland                       Holland          MI   10/14/98     $303,544      $24,861      $275,865      $251,153
                                                                              --------      -------      --------      --------
                                                          AVERAGE             $346,604      $34,943      $263,274      $264,908
                                                          MEDIAN              $354,215      $30,879      $253,820      $256,903
                                                                              --------      -------      --------      --------

     12-MONTHS ENDED 03/31/2004

     MERCHANTS NATIONAL BANK OF HILLSBORO  HILLSBORO      OH     01/01/1879   $355,225      $28,002      $287,633      $275,822
                                                                              --------      -------      --------      --------

     ANNUALIZED 6-MONTHS ENDED 06/30/2004

     MERCHANTS NATIONAL BANK OF HILLSBORO  HILLSBORO      OH     01/01/1879   $352,070      $27,682      $293,115      $275,372
                                                                              --------      -------      --------      --------

                                                                              LAST TWELVE MONTHS - PERIOD ENDING MARCH 31, 2004
                                                                              -------------------------------------------------
                                                                               LOANS/       NET INCOME
                                                                    DATE      DEPOSITS        (LOSS)          ROAA         ROAE
               COMPANY NAME                    CITY       STATE  ESTABLISHED    (%)           ($000)           (%)         (%)
     ------------------------------------  -------------  -----  -----------  --------      ----------        ----        -----
 1   First Farmers Bank & Trust Company    Converse         IN   07/01/1885       96.5%     $    5,503        1.41%       14.17%
 2   First National Bank of America        East Lansing     MI   05/06/55        158.5%     $   11,203        2.60%       15.60%
 3   North Side Bank & Trust Company       Cincinnati       OH   01/01/1892      102.3%     $    4,290        1.08%        8.39%
 4   Community Central Bank                Mount Clemens    MI   10/28/96        110.0%     $    2,916        0.85%        9.75%
 5   State Bank                            Fenton           MI   12/25/1898       74.8%     $    3,538        1.01%       12.91%
 6   First Bank of Berne                   Berne            IN   10/21/1891      102.7%     $    3,892        1.09%        9.95%
 7   Heartland Bank                        Croton           OH   01/01/11         79.9%     $    4,183        1.25%       15.52%
 8   United Bank of Michigan               Grand Rapids     MI   01/01/03        104.1%     $    3,949        1.16%       14.03%
 9   Citizens National Bank of Bluffton    Bluffton         OH   01/13/20        109.2%     $    3,153        0.92%       10.06%
10   Jackson County Bank                   Seymour          IN   01/01/00         92.6%     $    3,112        0.99%       10.50%
11   Bloomfield State Bank                 Bloomfield       IN   01/01/1873       87.6%     $    3,137        1.03%       10.78%
12   Southern Michigan Bank & Trust        Coldwater        MI   01/16/1872       90.4%     $    3,206        1.02%       11.87%
13   Commercial and Savings Bank           Millersburg      OH   01/01/1879       90.5%     $    2,039        0.67%        6.25%
14   Farmers State Bank                    Lagrange         IN   07/16/1835       94.6%     $    3,795        1.22%       13.15%
15   St. Joseph Capital Bank               Mishawaka        IN   02/13/97        108.8%     $    2,213        0.80%        9.22%
16   Bank of Holland                       Holland          MI   10/14/98        109.8%     $    2,321        0.86%       10.46%
                                                                                 -----      ----------        ----        -----
                                                          AVERAGE                100.8%     $    3,903        1.12%       11.41%
                                                          MEDIAN                  99.4%     $    3,372        1.03%       10.64%
                                                                                 -----      ----------        ----        -----

     12-MONTHS ENDED 03/31/2004

     MERCHANTS NATIONAL BANK OF HILLSBORO  HILLSBORO      OH     01/01/1879      104.3%     $    3,543        1.04%       16.44%
                                                                                 -----      ----------        ----        -----

     ANNUALIZED 6-MONTHS ENDED 06/30/2004

     MERCHANTS NATIONAL BANK OF HILLSBORO  HILLSBORO      OH     01/01/1879      106.4%     $    4,452        1.26%       17.06%
                                                                                 -----      ----------        ----        -----

                                                          Austin Associates, LLC

EXHIBIT 1.2
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                             TOTAL ASSETS ($MILS.)

                                   [BAR CHART]

                        2001Y      2002Y       2003Y     2004Q1     2004Q2
Peer Median              $305       $310        $347      $354
Merchants NB             $299       $313        $348      $355       $352

                              TOTAL LOANS ($MILS.)

                                   [BAR CHART]

                        2001Y      2002Y       2003Y     2004Q1     2004Q2
Peer Median              $214       $225        $248      $254
Merchants NB             $223       $246        $287      $288       $293

                            TOTAL DEPOSITS ($MILS.)

                                   [BAR CHART]

                        2001Y      2002Y       2003Y     2004Q1     2004Q2
Peer Median              $246       $249        $257      $257
Merchants NB             $259       $261        $268      $276       $275

                                LOAN/ASSET RATIO

                                   [BAR CHART]

                        2001Y      2002Y       2003Y     2004Q1     2004Q2
Peer Median               70%        73%         71%       72%
Merchants NB              75%        79%         82%       81%        83%

                                                          Austin Associates, LLC

EXHIBIT 1.3
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                                ASSET GROWTH (%)

                                   [BAR CHART]

                         2001Y      2002Y       2003Y     2004Q1      2004Q2
Peer Median              10.5%       7.2%        7.4%       3.6%
Merchants NB              9.5%       4.7%       11.0%       8.7%       -3.6%

                                 LOAN GROWTH (%)

                                   [BAR CHART]

                         2001Y      2002Y       2003Y     2004Q1      2004Q2
Peer Median               3.7%      10.8%        8.3%       5.0%
Merchants NB              0.6%      10.3%       16.5%       1.3%        7.6%

                               DEPOSIT GROWTH (%)

                                   [BAR CHART]

                         2001Y      2002Y       2003Y     2004Q1      2004Q2
Peer Median               7.5%       5.0%        7.9%       3.3%
Merchants NB             10.9%       0.7%        2.6%      11.8%       -0.7%

Note: Quarterly growth rates have been annualized.

                                                          Austin Associates, LLC

EXHIBIT 1.4
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                        INTEREST INCOME TO AVERAGE ASSETS

                                  [BAR CHART]

                                2001Y      2002Y       2003Y     2004Q1      2004Q2
Peer Median                     7.17%      6.13%       5.44%      5.12%
Merchants NB                    7.86%      6.85%       6.00%      5.75%       5.67%

                       INTEREST EXPENSE TO AVERAGE ASSETS

                                  [BAR CHART]

                                2001Y      2002Y       2003Y     2004Q1      2004Q2
Peer Median                     3.58%      2.43%       1.91%      1.70%
Merchants NB                    3.83%      2.62%       2.14%      1.92%       1.88%

                      NET INTEREST INCOME TO AVERAGE ASSETS

                                  [BAR CHART]

                                2001Y      2002Y       2003Y     2004Q1      2004Q2
Peer Median                     3.71%      3.80%       3.57%      3.46%
Merchants NB                    4.02%      4.22%       3.86%      3.83%       3.79%

                                                          Austin Associates, LLC

EXHIBIT 1.5
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                                 LOAN YIELD (%)

                                   [BAR CHART]

                              2001Y       2002Y      2003Y      2004Q1     2004Q2
Peer Median                   8.30%       7.21%      6.51%       6.04%
Merchants NB                  8.89%       7.87%      6.84%       6.51%      6.42%

                            EARNING ASSET YIELD (%)

                                   [BAR CHART]

                              2001Y       2002Y      2003Y      2004Q1     2004Q2
Peer Median                   7.70%       6.61%      5.84%       5.53%
Merchants NB                  8.41%       7.35%      6.40%       6.14%      6.03%

                      COST OF INTEREST BEARING DEPOSITS (%)

                                   [BAR CHART]

                              2001Y       2002Y      2003Y      2004Q1     2004Q2
Peer Median                   4.45%       2.88%      2.20%       1.89%
Merchants NB                  4.65%       3.09%      2.17%       1.93%      1.88%

                                                          Austin Associates, LLC

EXHIBIT 1.6
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                                  NOW RATE (%)

                                   [BAR CHART]

                         2001Y      2002Y       2003Y     2004Q1      2004Q2
Peer Median              2.06%      1.25%       0.76%      0.61%
Merchants NB             2.54%      1.82%       1.35%      1.12%       1.13%

                         SAVINGS/MONEY MARKET RATE (%)

                                   [BAR CHART]

                         2001Y      2002Y       2003Y     2004Q1      2004Q2
Peer Median              2.70%      1.36%       0.95%      0.75%
Merchants NB             2.59%      2.14%       1.52%      1.33%       1.36%

                                  CD RATE (%)

                                   [BAR CHART]

                         2001Y      2002Y       2003Y     2004Q1      2004Q2
Peer Median              5.57%      3.94%       2.91%      2.62%
Merchants NB             5.70%      3.85%       2.80%      2.56%       2.56%

                                                          Austin Associates, LLC

EXHIBIT 1.7
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

               CONSTRUCTION AND LAND DEVELOPMENT LOANS/TOTAL LOANS

                                   [BAR CHART]

                                        2001Y       2002Y      2003Y      2004Q1     2004Q2
Peer Average                            6.17%       5.56%      5.88%       5.73%
Merchants NB                            1.60%       2.66%      3.28%       3.36%       3.56%

                           1-4 FAMILY LOANS/TOTAL LOANS

                                   [BAR CHART]

                                        2001Y       2002Y      2003Y      2004Q1     2004Q2
Peer Average                            33.15%      35.68%     35.19%      34.66%
Merchants NB                            41.41%      38.67%     44.24%      44.59%     44.65%

                    COMMERCIAL REAL ESTATE LOANS/TOTAL LOANS

                                   [BAR CHART]

                                        2001Y       2002Y      2003Y      2004Q1     2004Q2
Peer Average                            26.44%      27.01%     27.86%      28.73%
Merchants NB                            16.99%      18.59%     17.70%      17.83%     17.33%

                          COMMERCIAL LOANS/TOTAL LOANS

                                   [BAR CHART]

                                        2001Y       2002Y      2003Y      2004Q1     2004Q2
Peer Average                            17.92%      17.20%     16.83%      16.56%
Merchants NB                            10.80%      10.16%      8.51%       8.95%     8.61%

                                                          Austin Associates, LLC

EXHIBIT 1.8
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                   NONINTEREST BEARING DEPOSITS/TOTAL DEPOSITS

                                   [BAR CHART]

                             2001Y       2002Y      2003Y       2004Q1      2004Q2
Peer Average                 13.11%     13.72%      13.42%     13.03%
Merchants NB                 12.04%     11.57%      11.83%     10.58%       11.41%

                          NOW DEPOSITS/TOTAL DEPOSITS

                                   [BAR CHART]

                             2001Y       2002Y      2003Y       2004Q1      2004Q2
Peer Average                 13.37%     14.01%       9.22%       8.72%
Merchants NB                 22.76%     24.42%      24.13%      25.05%      24.51%

                  SAVINGS+MONEY MARKET DEPOSITS/TOTAL DEPOSITS

                                   [BAR CHART]

                             2001Y       2002Y      2003Y       2004Q1      2004Q2
Peer Average                 21.67%     23.95%      29.46%     30.46%
Merchants NB                 10.40%     14.56%      16.35%     17.29%       17.13%

                          TIME DEPOSITS/TOTAL DEPOSITS

                                   [BAR CHART]

                             2001Y       2002Y      2003Y       2004Q1      2004Q2
Peer Average                 51.86%      48.32%     47.89%      47.79%
Merchants NB                 54.80%      49.45%     47.69%      47.07%      46.95%

                                                          Austin Associates, LLC

EXHIBIT 1.9
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                   SERVICE CHARGES ON DEPOSITS/AVERAGE ASSETS

                                   [BAR CHART]

                                2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                     0.22%        0.26%        0.25%        0.23%
Merchants NB                    0.40%        0.38%        0.35%        0.33%       0.34%

                   OTHER NONINTEREST INCOME TO AVERAGE ASSETS

                                   [BAR CHART]

                                2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                     0.44%        0.63%        1.03%        0.60%
Merchants NB                    0.12%        0.12%        0.10%        0.16%       0.17%

                   TOTAL NONINTEREST INCOME TO AVERAGE ASSETS

                                   [BAR CHART]

                                2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                     0.66%        0.88%        1.28%        0.83%
Merchants NB                    0.52%        0.50%        0.45%        0.49%       0.51%

                                                          Austin Associates, LLC

EXHIBIT 1.10
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                 SALARIES & BENEFITS EXPENSE TO AVERAGE ASSETS

                                   [BAR CHART]

                              2001Y        2002Y        2003Y       2004Q1      2004Q2
Peer Median                   1.51%        1.61%        1.68%        1.67%
Merchants NB                  1.18%        1.16%        0.96%        1.16%       1.16%

                       OCCUPANCY EXPENSE TO AVERAGE ASSETS

                                   [BAR CHART]

                              2001Y        2002Y        2003Y       2004Q1      2004Q2
Peer Median                   0.37%        0.42%        0.42%        0.39%
Merchants NB                  0.35%        0.34%        0.33%        0.28%       0.28%

                  OTHER NONINTEREST EXPENSE TO AVERAGE ASSETS

                                   [BAR CHART]

                              2001Y        2002Y        2003Y       2004Q1      2004Q2
Peer Median                   0.87%        1.08%        1.18%        1.12%
Merchants NB                  0.80%        0.86%        0.78%        0.84%       0.82%

                       OVERHEAD EXPENSE TO AVERAGE ASSETS

                                   [BAR CHART]

                              2001Y        2002Y        2003Y       2004Q1      2004Q2
Peer Median                   2.75%        3.10%        3.27%        3.18%
Merchants NB                  2.33%        2.36%        2.07%        2.28%       2.26%

                                                          Austin Associates, LLC

EXHIBIT 1.11
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                        TOTAL ASSETS PER EMPLOYEE ($000)

                                   [BAR CHART]

                                        2001Y        2002Y        2003Y       2004Q1      2004Q2
Peer Median                             $2,706       $2,780       $2,913      $2,809
Merchants NB                            $3,479       $3,559       $3,863      $3,947      $3,827

                      PERSONNEL EXPENSE PER EMPLOYEE ($000)

                                   [BAR CHART]

                                        2001Y        2002Y        2003Y       2004Q1      2004Q2
Peer Median                             $42.4        $43.5        $48.1       $47.9
Merchants NB                            $38.8        $39.8        $35.5       $45.2       $44.8

                              EFFICIENCY RATIO (%)

                                   [BAR CHART]

                                        2001Y        2002Y        2003Y       2004Q1      2004Q2
Peer Median                              62.4%        60.1%        62.2%       64.5%
Merchants NB                             51.2%        49.9%        48.0%       52.8%       52.5%

                       PROVISION EXPENSE TO AVERAGE ASSETS

                                   [BAR CHART]

                                        2001Y        2002Y        2003Y       2004Q1      2004Q2
Peer Median                              0.22%        0.24%        0.18%       0.14%
Merchants NB                             0.06%        0.14%        0.87%       0.17%       0.20%

                                                          Austin Associates, LLC

EXHIBIT 1.12
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                                    ROAA (%)

                                   [BAR CHART]

                               2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                     1.14%        1.11%        1.08%        0.96%
Merchants NB                    1.49%        1.53%        0.99%        1.27%      1.26%

                                    ROAE (%)

                                   [BAR CHART]

                               2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                     11.46%       11.68%       11.27%       10.73%
Merchants NB                    18.04%       18.35%       16.18%       18.30%     15.98%

                               NET INCOME ($000%)

                                   [BAR CHART]

                               2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                    $3,192       $3,282       $3,540       $  855
Merchants NB                   $4,208       $4,608       $3,305       $1,114     $1,112

                                                          Austin Associates, LLC

EXHIBIT 1.13
MERCHANTS NATIONAL BANK OF HILLSBORO
PEER GROUP PERFORMANCE ANALYSIS

                          TIER ONE LEVERAGE RATIO (%)

                                   [BAR CHART]

                               2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                     8.67%        8.91%        8.54%        8.65%
Merchants NB                    8.14%        6.01%        5.75%        7.78%      7.74%

                       TOTAL RISK-BASED CAPITAL RATIO (%)

                                   [BAR CHART]

                               2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                    12.94%       13.44%       12.21%       12.32%
Merchants NB                   12.54%       12.40%       11.75%       11.41%     11.14%

                      NONPERFORMING ASSETS/TOTAL ASSETS (%)

                                   [BAR CHART]

                               2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                     0.71%        0.56%        0.50%        0.43%
Merchants NB                    0.69%        0.59%        0.94%        1.10%      0.80%

                      NET LOAN CHARGE-OFFS/AVERAGE LOANS(%)

                                   [BAR CHART]

                               2001Y        2002Y        2003Y        2004Q1     2004Q2
Peer Median                     0.26%        0.15%        0.14%        0.04%
Merchants NB                    0.06%        0.12%        0.97%        0.12%      0.26%

                                                          Austin Associates, LLC

                                    EXHIBIT 2

                                 Market Analysis

EXHIBIT 2.1
MERCHANTS BANCORP

ECONOMIC AND DEMOGRAPHIC DATA

                            2000        2004     % CHANGE      2009     % CHANGE
POPULATION                 CENSUS     CURRENT    2000-2004   PROJECTED  2004-2009
----------------------   ----------  ----------  ---------  ----------  ---------
Greenfield                    4,906       4,891       -0.3%      4,894        0.1%
Hillsboro                     6,368       6,599        3.6%      6,886        4.3%
London                        8,771       8,956        2.1%      9,124        1.9%
Washington Court House       13,524      13,117       -3.0%     12,617       -3.8%

Fayette County               28,433      28,004       -1.5%     27,459       -1.9%
Highland County              40,875      42,573        4.2%     44,667        4.9%
Madison County               40,213      40,505        0.7%     40,844        0.8%

State of Ohio            11,353,140  11,454,693        0.9% 11,576,840        1.1%
                         ----------  ----------       ----  ----------       ----

HOUSEHOLDS

Greenfield                    1,955       1,963        0.4%      1,982        1.0%
Hillsboro                     2,686       2,815        4.8%      2,977        5.8%
London                        3,590       3,703        3.1%      3,829        3.4%
Washington Court House        5,483       5,353       -2.4%     5,188        -3.1%

Fayette County               11,054      10,970       -0.8%     10,860       -1.0%
Highland County              15,587      16,334        4.8%     17,269        5.7%
Madison County               13,672      13,882        1.5%     14,139        1.9%

State of Ohio             4,445,773   4,515,087        1.6%  4,601,331        1.9%
                         ----------  ----------       ----  ----------       ----

                                                          Austin Associates, LLC

EXHIBIT 2.1 (CON'T)
MERCHANTS BANCORP

ECONOMIC AND DEMOGRAPHIC DATA

                            2000        2004     % CHANGE      2009     % CHANGE
AVERAGE HH INCOME          CENSUS      CURRENT   2000-2004   PROJECTED  2004-2009
----------------------   ----------  ----------  ---------  ----------  ---------
Greenfield               $   36,050  $   38,460        6.7% $   40,942        6.5%
Hillsboro                $   35,041  $   37,424        6.8% $   40,348        7.8%
London                   $   43,888  $   48,530       10.6% $   55,454       14.3%
Washington Court House   $   44,379  $   49,101       10.6% $   56,576       15.2%

Fayette County           $   45,752  $   51,790       13.2% $   60,238       16.3%
Highland County          $   42,684  $   47,459       11.2% $   53,293       12.3%
Madison County           $   52,150  $   58,702       12.6% $   66,711       13.6%

State of Ohio            $   52,836  $   58,089        9.9% $   64,825       11.6%
                         ----------  ----------       ----  ----------       ----

MEDIAN HH INCOME

Greenfield               $   30,017  $   31,964        6.5% $   33,885        6.0%
Hillsboro                $   26,161  $   27,869        6.5% $   29,988        7.6%
London                   $   35,737  $   39,130        9.5% $   44,052       12.6%
Washington Court House   $   33,745  $   37,220       10.3% $   43,690       17.4%

Fayette County           $   37,134  $   42,118       13.4% $   48,072       14.1%
Highland County          $   35,343  $   38,515        9.0% $   42,537       10.4%
Madison County           $   44,580  $   48,952        9.8% $   54,958       12.3%

State of Ohio            $   41,499  $   44,607        7.5% $   48,633        9.0%
                         ----------  ----------       ----  ----------       ----

PER CAPITA INCOME

Greenfield               $   14,306  $   15,772       10.2% $   16,913        7.2%
Hillsboro                $   15,400  $   16,304        5.9% $   17,765        9.0%
London                   $   18,404  $   20,568       11.8% $   23,768       15.6%
Washington Court House   $   18,618  $   20,599       10.6% $   23,893       16.0%

Fayette County           $   18,063  $   20,629       14.2% $   24,200       17.3%
Highland County          $   16,521  $   18,301       10.8% $   20,692       13.1%
Madison County           $   18,721  $   21,113       12.8% $   24,100       14.1%

State of Ohio            $   21,003  $   23,192       10.4% $   26,076       12.4%
                         ----------  ----------       ----  ----------       ----

Source: Claritas

                                                          Austin Associates, LLC

EXHIBIT 2.2
MERCHANTS BANCORP
DEPOSIT TREND ANALYSIS BY BRANCH


                                                                           JUN-98     JUN-99
                                                                DATE      DEPOSITS   DEPOSITS
     BRANCH ADDRESS                CITY             COUNTY   ESTABLISHED   ($000)     ($000)
-------------------------  ----------------------  --------  -----------  --------   --------
1 100 N High St            Hillsboro               Highland   12/25/1879  $ 72,428   $ 77,789
2 128 S North St           Washington Court House  Fayette    06/11/1990  $ 34,067   $ 41,401
3 117-119 S Washington St  Greenfield              Highland   01/01/1911  $ 31,731   $ 33,249
3 1470 N High St           Hillsboro               Highland   08/27/1973  $ 24,143   $ 25,916
4 145 W Beech St           Hillsboro               Highland           NA        NA         NA
5 279 Lafayette St         London                  Madison    12/07/1998        NA   $ 10,091
6 104 Jefferson St         Greenfield              Highland   06/19/1967  $ 13,599   $ 14,249
                                                                          --------   --------
                                                           TOTAL          $175,968   $202,695
                                                                          --------   --------

                                                                                                                            JUN-98/
                                                                                JUN-00     JUN-01     JUN-02     JUN-03     JUN-03
                                                                  DATE         DEPOSITS   DEPOSITS   DEPOSITS   DEPOSITS   C.A.G.R.
     BRANCH ADDRESS                  CITY             COUNTY   ESTABLISHED      ($000)     ($000)     ($000)     ($000)      (%)
-------------------------    ----------------------  --------  -----------     --------   --------   --------   --------   --------
1 100 N High St              Hillsboro               Highland   12/25/1879     $ 85,741   $ 89,353   $ 93,460   $ 65,333       -2.0%
2 128 S North St             Washington Court House  Fayette    06/11/1990     $ 49,979   $ 54,325   $ 46,382   $ 58,490       11.4%
3 117-119 S Washington St    Greenfield              Highland   01/01/1911     $ 34,644   $ 34,832   $ 35,372   $ 33,498        1.1%
3 1470 N High St             Hillsboro               Highland   08/27/1973     $ 28,570   $ 29,660   $ 31,153   $ 33,267        6.6%
4 145 W Beech St             Hillsboro               Highland           NA           NA         NA         NA   $ 32,067         NA
5 279 Lafayette St           London                  Madison    12/07/1998     $ 18,422   $ 22,457   $ 25,695   $ 25,386         NA
6 104 Jefferson St           Greenfield              Highland   06/19/1967     $ 14,848   $ 14,928   $ 15,159   $ 14,356        1.1%
                                                                               --------   --------   --------   --------   --------
                                                             TOTAL             $232,204   $245,555   $247,221   $262,397        8.3%
                                                                               --------   --------   --------   --------   --------

                                                          Austin Associates, LLC

EXHIBIT 2.3
MERCHANTS BANCORP
DEPOSIT TREND ANALYSIS BY COUNTY

FAYETTE COUNTY, OHIO

                                                                    INSTITUTION ADDRESS             JUN-98
                                                                    -------------------    TOTAL   DEPOSITS
         HOLDING COMPANY         TYPE          INSTITUTION             CITY      STATE   BRANCHES   ($000)
------------------------------  -------  -------------------------  -----------  ------  --------  --------
1   Huntington Bancshares Inc.   Bank    Huntington National Bank   Columbus       OH        1     $ 75,727
2   Camco Financial Corp.       Savings  Advantage Bank             Cambridge      OH        2     $ 62,518
3   Merchants Bancorp Inc.       Bank    Merchants NB of Hillsboro  Hillsboro      OH        1     $ 34,067
4   Fifth Third Bancorp          Bank    Fifth Third Bank           Cincinnati     OH        1     $ 43,403
5   National City Corp.          Bank    National City Bank         Cleveland      OH        1     $ 40,488
6   U.S. Bancorp                 Bank    U.S. Bank NA               Cincinnati     OH        1     $ 18,186
7   Park National Corp.          Bank    Security National B&TC     Springfield    OH        1     $ 10,738
8   NB&T Financial Group Inc.    Bank    National Bank & Trust Co.  Wilmington     OH        1     $      0
                                                                                            --     --------
                                                                       TOTAL                 9     $285,127
                                                                                            --     --------

                                                                      JUN-03     JUN-02/   JUN-98/  JUN-03
                                                                     DEPOSITS    JUN-03    JUN-03   MARKET
         HOLDING COMPANY         TYPE          INSTITUTION            ($000)   %  CHANGE  C.A.G.R.  SHARE
------------------------------  -------  -------------------------   --------  --------  --------  ------
1   Huntington Bancshares Inc.   Bank    Huntington National Bank    $ 74,821      -0.8%     -0.2%   23.8%
2   Camco Financial Corp.       Savings  Advantage Bank              $ 69,105      -7.0%      2.0%   22.0%
3   Merchants Bancorp Inc.       Bank    Merchants NB of Hillsboro   $ 58,490      26.1%     11.4%   18.6%
4   Fifth Third Bancorp          Bank    Fifth Third Bank            $ 48,063     -16.8%      2.1%   15.3%
5   National City Corp.          Bank    National City Bank          $ 38,793       4.6%     -0.9%   12.3%
6   U.S. Bancorp                 Bank    U.S. Bank NA                $ 12,063      20.8%     -7.9%    3.8%
7   Park National Corp.          Bank    Security National B&TC      $ 11,763       3.3%      1.8%    3.7%
8   NB&T Financial Group Inc.    Bank    National Bank & Trust Co.   $  1,506      15.5%       NA     0.5%
                                                                     --------     -----      ----    ----
                                                                     $314,604       0.3%      2.0%    100%
                                                                     --------     -----      ----    ----

HIGHLAND COUNTY, OHIO

                                                                     INSTITUTION ADDRESS             JUN-98
                                                                     -------------------   TOTAL    DEPOSITS
         HOLDING COMPANY           TYPE        INSTITUTION             CITY       STATE   BRANCHES   ($000)
--------------------------------  ------  -------------------------  ----------  -------  --------  --------
1   Natl Consumer Cooperative Bk  Thrift  NCB FSB                    Hillsboro     OH         1     $108,664
2   Merchants Bancorp Inc.         Bank   Merchants NB of Hillsboro  Hillsboro     OH         5     $141,901
3   Fifth Third Bancorp            Bank   Fifth Third Bank           Cincinnati    OH         5     $119,123
4   Home Building & Loan Co       Thrift  Home Building & Loan Co    Greenfield    OH         1     $ 24,855
5   U.S. Bancorp                   Bank   U.S. Bank NA               Cincinnati    OH         2     $ 63,190
6   Leesburg FSB                  Thrift  Leesburg FSB               Leesburg      OH         2     $ 22,246
7   Liberty Capital Inc.          Thrift  Liberty SB FSB             Wilmington    OH         2     $ 33,766
8   Home Builders Assn.           Thrift  Home Builders Assn.        Lynchburg     OH         1     $ 20,004
9   NB&T Financial Group           Bank   National Bank & Trust Co.  Wilmington    OH         1     $  2,665
                                                                                             --     --------
                                                                        TOTAL                20     $536,414
                                                                                             --     --------

                                                                       JUN-03    JUN-02/   JUN-98/   JUN-03
                                                                      DEPOSITS   JUN-03    JUN-03   MARKET
         HOLDING COMPANY           TYPE        INSTITUTION             ($000)   % CHANGE  C.A.G.R.   SHARE
--------------------------------  ------  -------------------------   --------  --------  --------  ------
1   Natl Consumer Cooperative Bk  Thrift  NCB FSB                     $394,281      55.6%     29.4%   45.1%
2   Merchants Bancorp Inc.         Bank   Merchants NB of Hillsboro   $178,521       1.9%      4.7%   20.4%
3   Fifth Third Bancorp            Bank   Fifth Third Bank            $119,470       0.2%      0.1%   13.7%
4   Home Building & Loan Co       Thrift  Home Building & Loan Co     $ 42,280      10.3%     11.2%    4.8%
5   U.S. Bancorp                   Bank   U.S. Bank NA                $ 37,641     -12.0%     -9.8%    4.3%
6   Leesburg FSB                  Thrift  Leesburg FSB                $ 36,763       6.5%     10.6%    4.2%
7   Liberty Capital Inc.          Thrift  Liberty SB FSB              $ 36,147      -5.7%      1.4%    4.1%
8   Home Builders Assn.           Thrift  Home Builders Assn.         $ 17,711       8.3%     -2.4%    2.0%
9   NB&T Financial Group           Bank   National Bank & Trust Co.   $ 10,550      17.2%     31.7%    1.2%
                                                                      --------     -----      ----    ----
                                                                      $873,364      20.1%     10.2%    100%
                                                                      --------     -----      ----    ----

MADISON COUNTY, OHIO

                                                                  INSTITUTION ADDRESS             JUN-98
                                                                  -------------------    TOTAL   DEPOSITS
        HOLDING COMPANY        TYPE          INSTITUTION             CITY       STATE  BRANCHES   ($000)
----------------------------  -------  -------------------------  -----------  ------  --------  --------
 1  Huntington Bancshares      Bank    Huntington National Bank   Columbus      OH         2     $ 99,137
 2  FirstMerit Corp.           Bank    FirstMerit Bank NA         Akron         OH         3     $ 50,264
 3  National City Corp.        Bank    National City Bank         Cleveland     OH         2     $ 46,929
 4  Camco Financial Corp.     Savings  Advantage Bank             Cambridge     OH         1     $ 31,229
 5  J.P. Morgan Chase & Co.    Bank    Bank One NA                Columbus      OH         1     $ 44,104
 6  Merchants Bancorp Inc.     Bank    Merchants NB of Hillsboro  Hillsboro     OH         1     $      0
 7  Park National Corp.        Bank    Citizens NB of Urbana      Urbana        OH         1     $ 12,836
 8  Community Frst Finl Bncp   Bank    First NB of New Holland    New Holland   OH         1     $      0
 9  Futura Banc Corp.          Bank    Champaign National Bank    Urbana        OH         1     $  7,602
10  First Community Bank       Bank    First Community Bank       Columbus      OH         1     $  6,397
                                                                                          --     --------
                                                                     TOTAL                14     $298,498
                                                                                          --     --------

                                                                     JUN-03    JUN-02/   JUN-98/  JUN-03
                                                                    DEPOSITS   JUN-03    JUN-03   MARKET
        HOLDING COMPANY        TYPE          INSTITUTION             ($000)   % CHANGE  C.A.G.R.  SHARE
----------------------------  -------  -------------------------    --------  --------  --------  ------
 1  Huntington Bancshares      Bank    Huntington National Bank     $ 93,012       8.8%     -1.3%   26.2%
 2  FirstMerit Corp.           Bank    FirstMerit Bank NA           $ 51,740     -10.4%      0.6%   14.6%
 3  National City Corp.        Bank    National City Bank           $ 51,017       9.9%      1.7%   14.4%
 4  Camco Financial Corp.     Savings  Advantage Bank               $ 44,167       2.3%      7.2%   12.5%
 5  J.P. Morgan Chase & Co.    Bank    Bank One NA                  $ 40,931      -0.2%     -1.5%   11.5%
 6  Merchants Bancorp Inc.     Bank    Merchants NB of Hillsboro    $ 25,386      -1.2%       NA     7.2%
 7  Park National Corp.        Bank    Citizens NB of Urbana        $ 18,042       5.6%      7.0%    5.1%
 8  Community Frst Finl Bncp   Bank    First NB of New Holland      $ 12,839      33.6%       NA     3.6%
 9  Futura Banc Corp.          Bank    Champaign National Bank      $ 10,615       0.6%      6.9%    3.0%
10  First Community Bank       Bank    First Community Bank         $  6,864      -5.9%      1.4%    1.9%
                                                                    --------     -----      ----    ----
                                                                    $354,613       3.1%      3.5%    100%
                                                                    --------     -----      ----    ----


Source: SNL Financial

                                                          Austin Associates, LLC

                                    EXHIBIT 3

                          Proposed Organizational Chart

                       PROPOSED ORGANIZATIONAL STRUCTURE
                            MERCHANTS NATIONAL BANK

                                  [FLOW CHART]

                                   EXHIBIT 4

                            Internal Audit Schedule

Merchants National Bank
Resource Scheduling - SOX 404
(Proposed on 5/25/04)

                                                        ENGAGEMENT
ACTIVITIES BY PHASE                                   TEAM/INDIVIDUAL   JUL-04    AUG04    SEP-04    OCT-04    NOV-04    DEC-04
-------------------                                   ---------------  --------  -------  --------  --------  --------  --------
PHASE I - PLANNING & SCOPING
      Meet with external auditor                                       x
      Develop summarized client map/org chart                          x x
      Identify team members                                              x
      Evaluate documentation methodology                                 x x
      Assign leadership to documentation units                             x
      Assign targeted completion dates                                     x
      Identify other Sarbanes Oxley compliance needs                       x x
      Complete summary memo                                                x x
      Re-evaluate BKD participation                                          x                  x         x         x          x
      Provide progress report

PHASE II - TRAINING
      Evaluate broad training needs                                              x
      Obtain general transaction flow understanding                              x x x x  x x x x
      Evaluate training needs for various levels of
        participation                                                              x
      Schedule training                                                            x
      Prepare training materials                                                     x
      Perform training                                                                 x

PHASE III - DOCUMENTATION
      Prepare Overview of financial statements /
        business units                                                                    x x
      Document company-wide controls                                                      x x x x
      Evaluate business processes                                                         x x
      Provide specific documentation assignments                                              x
      Revise targeted completion notes as necessary                                           x
      Document activities
          Cycle / unit one                                                                          x x x x   x x x x
          Cycle / unit two                                                                                      x x x   x x x x
          Cycle / unit three                                                                                                x x
          Cycle / unit four
          Cycle / unit five
          Cycle / unit six
      Review documentation by cycle / unit with
      management and auditors
          Cycle / unit one                                                                                              x
          Cycle / unit two
          Cycle / unit three
          Cycle / unit four
          Cycle / unit five
          Cycle / unit six

PHASE-IV TESTING & REMEDIATION
      Design tests of controls to be performed
          Cycle / unit one                                                                                                x
          Cycle / unit two
          Cycle / unit three
          Cycle / unit four
          Cycle / unit five
          Cycle / unit six
      Perform walkthroughs and other testing
          Cycle / unit one                                                                                                  x x
          Cycle / unit two
          Cycle / unit three
          Cycle / unit four
          Cycle / unit five
          Cycle / unit six
      Identify design and operating weaknesses                                                                             x x x
      Assist with remediation of weaknesses                                                                                x x x

PHASE-V CERTIFICATION & ASSERTIONS
      Obtain department-level statements
      Obtain executive-level certifications

PHASE-VI AUDITOR'S TEST OF CONTROLS

ACTIVITIES BY PHASE                                    JAN-05    FEB-05    MAR-05    APR-05    MAY-05    JUN-05    JUL-05    AUG-05
-------------------                                   --------  --------  --------  --------  --------  --------  --------  --------
PHASE I - PLANNING & SCOPING
      Meet with external auditor
      Develop summarized client map/org chart
      Identify team members
      Evaluate documentation methodology
      Assign leadership to documentation units
      Assign targeted completion dates
      Identify other Sarbanes Oxley compliance needs
      Complete summary memo
      Re-evaluate BKD participation                         x         x         x         x         x         x         x         x
      Provide progress report

PHASE II - TRAINING
      Evaluate broad training needs
      Obtain general transaction flow understanding
      Evaluate training needs for various levels of
        participation
      Schedule training
      Prepare training materials
      Perform training

PHASE III - DOCUMENTATION
      Prepare Overview of financial statements /
        business units
      Document company-wide controls
      Evaluate business processes
      Provide specific documentation assignments
      Revise targeted completion notes as necessary
      Document activities
          Cycle / unit one
          Cycle / unit two                            x
          Cycle / unit three                          x x x x   x x
          Cycle / unit four                                 x   x x x x   x x x
          Cycle / unit five                                               x x x x   x x x x
          Cycle / unit six                                                            x x x   x x x x   x
      Review documentation by cycle / unit with
      management and auditors
          Cycle / unit one                            x
          Cycle / unit two                                       x
          Cycle / unit three                                                  x
          Cycle / unit four                                                                   x
          Cycle / unit five                                                                   x
          Cycle / unit six                                                                                x

PHASE IV -  TESTING & REMEDIATION
      Designs tests of controls to be performed
          Cycle / unit one
          Cycle / unit two                                x
          Cycle / unit three                                          x
          Cycle / unit four                                                         x
          Cycle / unit five                                                                      x
          Cycle / unit six                                                                                    x
      Perform walkthroughs and other testing
          Cycle / unit one                            x x x
          Cycle / unit two                                  x   x x x x
          Cycle / unit three                                              x x x x   x
          Cycle / unit four                                                           x x x   x x
          Cycle / unit five                                                                       x x   x x x
          Cycle / unit six                                                                                    x   x x x x
      Identify design and operating weaknesses        x x x x   x x x x   x x x x   x x x x   x x x x   x x x x   x x x x   x x
      Assist with remediation of weaknesses           x x x x   x x x x   x x x x   x x x x   x x x x   x x x x   x x x x   x x x x

PHASE-V CERTIFICATION & ASSERTIONS
      Obtain department-level statements
      Obtain executive-level cartifications
                                                                                                        x x x x   x x x x   x x x x
PHASE VI - AUDITOR'S TEST OF CONTROLS

ACTIVITIES BY PHASE                                    SEP-05    OCT-05    NOV-05    DEC-05
-------------------                                   --------  --------  --------  --------
PHASE I - PLANNING & SCOPING
      Meet with external auditor
      Develop summarized client map/org chart
      Identify team members
      Evaluate documentation methodology
      Assign leadership to documentation units
      Assign targeted completion dates
      Identify other Sarbanes Oxley compliance needs
      Complete summary memo
      Re-evaluate BKD participation                         x         x         x         x
      Provide progress report

PHASE II - TRAINING
      Evaluate bread training needs
      Obtain general transaction flow understanding
      Evaluate training needs for various levels of
        participation
      Schedule training
      Prepare training materials
      Perform training

PHASE III - DOCUMENTATION
      Prepare Overview of financial statements /
        business units
      Document company wide controls
      Evaluate business processes
      Provide specific documentation assignments
      Revise targeted completion notes as necessary
      Document activities
          Cycle / unit one
          Cycle / unit two
          Cycle / unit three
          Cycle / unit four
          Cycle / unit five
          Cycle / unit six
      Review documentation by cycle / unit with
        management and auditors
          Cycle / unit one
          Cycle / unit two
          Cycle / unit three
          Cycle / unit four
          Cycle / unit five
          Cycle / unit six

PHASE IV - TESTING & REMEDIATION
      Designs tests of controls to be performed
          Cycle / unit one
          Cycle / unit two
          Cycle / unit three
          Cycle / unit four
          Cycle / unit five
          Cycle / unit six
      Perform walkthroughs and other testing
          Cycle / unit one
          Cycle / unit two
          Cycle / unit three
          Cycle / unit four
          Cycle / unit five
          Cycle / unit six
      Identify design and operating weaknesses        x x x x   x x
      Assist with remediation of weaknesses

PHASE V - CERTIFICATION & ASSERTIONS
      Obtain department-level statements                            x x   x x x x
      Obtain executive-level cartifications                                         x x x x

PHASE VI - AUDITOR'S TEST OF CONTROLS                 x x x x   x x x x   x x x x   x x x x

Merchants National Bank
Internal Audit
Status as of 6/22/04

                                           OVERALL     RECOMMENDED
                                            RISK     AUDIT FREQUENCY
AREA                                       RATING      (EVERY_YRS)     2004   2005   2006
----                                     ----------  ---------------   ----   ----   ----
EXECUTIVE:

Corporate Strategy                          Low              3          C
Corporate Governance                        Low              3          C
BRANCHES:
General Control Review                      Low              3          C
Control Testing at each Location            Low              2                 x
LENDING:
Commercial Loan Operations                  High             1          C      x      x
Mortgage Loan Operations                    High             1          C      x      x
Mortgage Banking                            Low              3                        x
Installment Loan Operations               Moderate           2          IP            x
Credit Function/ALLL                      Moderate           2          IP            x
FINANCIAL CONTROL/ACCOUNTING:
Financial Reporting                       Moderate           2          C             x
Stockholders' Equity                      Moderate           2          IP            x
Asset/Liability Management                Moderate           2          x             x
Due From Banks                            Moderate           2          IP            x
Accounts Payable                          Moderate           2          IP            x
Purchasing/Fixed Assets                   Moderate           2          IP            x
Insurance                                   Low              3          IP
Other Assets/Other Liabilities            Moderate           2          IP            x
Other Income/Other Expense                Moderate           2          IP            x
Debt (including FHLB Advances)            Moderate           2          IP            x
Fed Funds                                 Moderate           2          IP
Repurchase Agreements                     Moderate           2          IP
INVESTMENTS:
Reconciliations                             High             1          IP     x      x
Transaction Testing                         High             1          IP     x      x
Safekeeping                                 High             1          IP     x      x
HUMAN RESOURCES:
Payroll Administration                      Low              3                 C
Payroll Analytical Review                   Low              3                 x
Employee Policies                           Low              3                 x
Employee File Review                        Low              3                 C
Hiring, Training, etc.                      Low              3                 x
MARKETING:
General Control Review                      Low              3                        x
DEPOSIT OPERATIONS:
Demand, Savings & Time Deposits           Moderate           2                 x
Data Entry/Accrual Verification           Moderate           2                 x
ATM/Debit Cards                           Moderate           2                 x
Overdrafts                                  Low              3                        x
Dormant & Hold Accounts                     Low              3                        x
Check Kiting                                Low              3                        x
Bank Checks                               Moderate           2                 x
Item Processing/Proof                       Low              3                        x
ACH:
NACHA Compliance                         (Required)          1          C      x      x
WIRE TRANSFER:
Reconciliations                             High             1          C      x      x
Daylight Overdraft                          High             1          C      x      x
System Security                             High             1          C      x      x
Transaction Testing                         High             1          C      x      x
INFORMATION SYSTEMS:
Information Technology Review               High             1          x      x      x
Information Security Program                High             1          x      x      x
OTHER AREAS
Holding Company Activities                  Low              3                        x

X  Scheduled to be performed
IP In process
C  Completed

Merchants National Bank
Compliance
Status as of 6/22/04

                                           OVERALL     RECOMMENDED
                                            RISK     AUDIT FREQUENCY
BANKING LAWS OR REGULATIONS                RATING      (EVERY_YRS)     2004   2005   2006
---------------------------              ----------  ---------------   ----   ----   ----
LOANS
Appraisal & Appraiser Standards
(FIRREA)                                    Low             3                         x
Community Reinvestment (Reg BB)           Moderate          2           x             x
Environmental Hazards (CERCLA)              Low             3                         x
Equal Credit Opportunity (Reg B)          Moderate          2           x             x
Fair Credit Reporting                       Low             3                         x
Fair Debt Collection Practices              Low             3                         x
Fair Housing                                Low             3                         x
Flood Insurance                           Moderate          2           x             x
Home Mortgage Disclosure (Reg C)          Moderate          2           x             x
Lending on Securities (Reg U)               Low             3                         x
Loans to insiders (Reg O)                 Moderate          2           x             x
Private Mortgage Insurance                  Low             3                         x
Real Estate Lending Standards               Low             3                         x
Real Estate Settlement Procedures
(Reg x)                                   Moderate          1           x      x      x
Soldiers & Sailors' Civil Relief            Low             3                         x
Truth in Lending (Reg Z)                    High            1           x      x      x
Unfair or Deceptive Practices (Reg AA)      Low             3           x
DEPOSITS
Bank Secrecy                              Moderate          2                  x
Collections & Returns                       Low             3                  x
Electronic Funds Transfer (Reg E)           Low             3                  x
Funds Availability (Reg CC)                 Low             3                  x
Funds Transfer (UCC Article 4A)             Low             3                  x
Interest on Deposits (Reg Q)                Low             3                  x
IRA Administration                          Low             3                  x
NOW Account Eligibility (Reg Q)             Low             3                  x
Reserve Requirements (Reg D)                Low             3                  x
Savings & Money Market Accounts
(Reg D)                                     Low             3                  x
Truth in Savings (Reg DD)                   Low             3                  x
ACCOUNTING
Interbank Liabilities (Reg F)               Low             3                  x
IRS Reporting Regulations                   Low             3                  x
MANAGEMENT
Advertising Regulations (Reg Q, Z, DD,
Fair Housing,                               Low             3                  x
Americans with Disabilities                 Low             3                  x
Anti-Tying Provision                        Low             3                  x
Bank Bribery Act                            Low             3                  x
Bank Protection (H)                         Low             3                  x
Customer Identification (USA PATRIOT)       High            1           x      x      x
General Compliance Administration           Low             3           x
Office of Foreign Asset Control
(OFAC)                                    Moderate          2                  x
Privacy of Consumer Financial
Information (Reg P)                       Moderate          2           x             x
Record Retention                            Low             3                  x
Right to Financial Privacy                  Low             3                  x
Transactions with Affiliates (Reg W)        Low             3                  x

X  Scheduled to be performed
IP In process
C  Completed

OUTLINE OF SOX 404 DOCUMENTATION

CONTROL ENVIRONMENT
      Organizational chart and analysis
      Code of ethics
      Control self assessment results or summary of cultural assessment

RISK ASSESSMENT
      Community bank risk assessment
      Internal audit risk assessment

CONTROL ACTIVITIES (all information linked together in a logical format)
      Financial statements from 10k with significant accounts identified Business units (location, product line, etc) with significant business units identified
      Business cycles within each business unit identified (commercial loans, mortgage loans, consumer loans, investments, deposits, human resources, information systems, financial reporting, etc)
      Business processes within each business cycle identified (loan origination, underwriting, closing, servicing, etc)
      Evaluation of risk for each business process
      Narrative description of the flow of information for each business process
      Segregation of duties analysis for each business process
      Control objectives of each business process identified and linked to financial statement assertions
      Risks associated with each control objective identified
      Control activities associated with each risk identified
      Control gaps identified and corrected
      Testing performed on all control activities and results summarized Remediation and retesting performed as necessary

INFORMATION AND COMMUNICATION
      Bank policies and procedures
      Summary of training
      Summary of committees and key communications

MONITORING
      Summary of monitoring activities
      Internal audit plan

                                    EXHIBIT 5

                          Potential Expansion Markets

EXHIBIT 5.1
ECONOMIC & DEMOGRAPHIC DATA
BY CITY

                           2000              2004              2009            2000                2004                2009
CITY                    POPULATION        POPULATION        POPULATION     MED HH INCOME       MED HH INCOME       MED HH INCOME
----                    ----------        ----------        ----------     -------------       -------------       -------------
PLAIN CITY                 2,832             2,989             3,202          $44,974             $49,656             $58,773
GROVE CITY                27,075            28,921            31,098          $52,905             $59,990             $68,190
CANAL WINCHESTER           4,478             5,257             6,142          $57,652             $63,987             $73,938
HEBRON                     2,034             2,173             2,346          $32,867             $36,044             $42,240
MOUNT ORAB                 2,307             2,630             3,007          $33,884             $39,395             $45,481
XENIA                     24,164            24,265            24,539          $36,798             $39,082             $43,127
WILMINGTON                11,921            12,189            12,488          $34,886             $35,401             $37,238
CHILLICOTHE               21,796            21,958            22,119          $34,391             $35,239             $37,869
SPRINGFIELD               65,358            62,709            59,465          $32,374             $33,468             $35,498

                        6/30/1998         6/30/2003             %          2004 POPULATION      6/03 DEPOSITS       6/03 DEPOSITS
                        DEPOSITS          DEPOSITS           CHANGE              PER                 PER                 PER
CITY                     ($000)            ($000)          IN DEPOSITS         OFFICE           CAPITA ($000)       OFFICE ($000)
----                    ---------         ---------        -----------     ---------------      -------------       -------------
PLAIN CITY              $   46,647        $   62,234          33.4%               747             $  20.8             $   15,559
GROVE CITY              $  440,032        $  459,474           4.4%             3,213             $  15.9             $   51,053
CANAL WINCHESTER        $  145,996        $  158,462           8.5%             1,051             $  30.1             $   31,692
HEBRON                  $   36,062        $   45,844          27.1%             2,173             $  21.1             $   45,844
MOUNT ORAB              $   53,830        $   54,436           1.1%             1,315             $  20.7             $   27,218
XENIA                   $  331,644        $  324,003          -2.3%             2,696             $  13.4             $   36,000
WILMINGTON              $  335,632        $  381,564          13.7%             1,016             $  31.3             $   31,797
CHILLICOTHE             $  604,239        $  770,361          27.5%             1,292             $  35.1             $   45,315
SPRINGFIELD             $1,168,544        $1,259,201           7.8%             1,792             $  20.1             $   35,977

                                                          Austin Associates, LLC

EXHIBIT 5.1  (CON'T)
ECONOMIC & DEMOGRAPHIC DATA
BY CITY

                                                            (USES 2004 POPULATION DATA)
                        --------------------------------------------------------------------------------------------------
                        6/98 DEPOSITS     6/99 DEPOSITS    6/00 DEPOSITS   6/01 DEPOSITS    6/02 DEPOSITS    6/03 DEPOSITS
                             PER               PER              PER             PER              PER              PER
CITY                    CAPITA ($000)     CAPITA ($000)    CAPITA ($000)   CAPITA ($000)    CAPITA ($000)    CAPITA ($000)
----                    -------------     -------------    -------------   -------------    -------------    -------------
PLAIN CITY                  $15.6             $16.3            $16.8           $18.4            $19.7            $20.8
GROVE CITY                  $15.2             $15.0            $15.5           $15.6            $15.7            $15.9
CANAL WINCHESTER            $27.8             $25.6            $27.0           $27.1            $28.4            $30.1
HEBRON                      $16.6             $16.3            $17.0           $16.7            $20.6            $21.1
MOUNT ORAB                  $20.5             $19.8            $22.9           $22.2            $22.0            $20.7
XENIA                       $13.7             $13.4            $13.2           $13.8            $13.9            $13.4
WILMINGTON                  $27.5             $28.3            $29.6           $29.5            $31.0            $31.3
CHILLICOTHE                 $27.5             $30.0            $30.2           $31.3            $33.6            $35.1
SPRINGFIELD                 $18.6             $18.8            $19.4           $19.8            $20.4            $20.1

                                                  (BASED ON # OF OPEN OFFICES IN EACH PERIOD)
                        --------------------------------------------------------------------------------------------------
                        6/98 DEPOSITS       6/99 DEPOSITS  6/00 DEPOSITS   6/01 DEPOSITS    6/02 DEPOSITS    6/03 DEPOSITS
                             PER                 PER            PER             PER              PER              PER
CITY                    OFFICE ($000)       OFFICE ($000)  OFFICE ($000)   OFFICE ($000)    OFFICE ($000)    OFFICE ($000)
----                    -------------     -------------    -------------   -------------    -------------    -------------
PLAIN CITY                  $11,662          $12,197           $12,568         $13,739          $14,722         $15,559
GROVE CITY                  $40,003          $48,144           $49,927         $50,039          $50,462         $51,053
CANAL WINCHESTER            $29,199          $26,961           $28,373         $28,448          $29,885         $31,692
HEBRON                      $36,062          $35,511           $36,883         $36,342          $44,718         $45,844
MOUNT ORAB                  $26,915          $26,000           $30,169         $29,254          $28,928         $27,218
XENIA                       $33,164          $32,406           $32,124         $33,384          $37,443         $36,000
WILMINGTON                  $33,563          $34,527           $32,779         $32,653          $37,840         $31,797
CHILLICOTHE                 $30,212          $32,919           $34,889         $36,142          $43,448         $45,315
SPRINGFIELD                 $35,410          $35,799           $34,673         $35,480          $37,605         $35,977

                                                         Austin Associates, LLC

EXHIBIT 5.2
DEPOSIT MARKET SHARE INFORMATION
BY CITY  (BRANCH LEVEL)

PLAIN CITY, OHIO

                                                                                                         % CHANGE  JUN-98/   JUN-03
                                                                                        JUN-98   JUN-03    SINCE   JUN-03    MARKET
                                                 BRANCH              BRANCH    OPEN    DEPOSITS DEPOSITS   JUN-02  C.A.G.R.  SHARE
BANK NAME                       HQ CITY   ST     ADDRESS     COUNTY  STATUS    DATE     ($000)   ($000)     (%)      (%)      (%)
---------                      ---------- --  -------------- ------- ------ ---------- -------- -------- --------  --------  ------
1 Richwood Banking Co          Richwood    OH 601 W Main St  Union   Active  7/25/1977  $22,283 $27,941     10.3%    4.6%     44.9%
2 Citizens NB of Urbana        Urbana      OH 105 W Main St  Madison Active   1/1/1900  $12,836 $18,042      5.6%    7.0%     29.0%
3 Champaign National Bank      Urbana      OH 204 W Main St  Madison Active 01/01/1887  $ 7,602 $10,615      0.6%    6.9%     17.1%
4 Ranco Employees Credit Union Plain City  OH 7996 St Rt 736 Union   Active   1/1/1936  $ 3,926 $ 5,636     -4.7%    7.5%      9.1%
                                                                            ----------  ------- -------     ----     ---      ----
                                                                            CITY TOTAL  $46,647 $62,234      5.7%    5.9%      100%
                                                                            ----------  ------- -------     ----     ---      ----

GROVE CITY, OHIO


                                                                                                          JUN-98
                                                       BRANCH                      BRANCH      OPEN      DEPOSITS
BANK NAME                           HQ CITY     ST     ADDRESS          COUNTY     STATUS      DATE       ($000)
----------------------------       ----------   --  --------------      --------   ------    ---------  ---------
 1 KeyBank National Association    Cleveland    OH  2345 Stringtown Rd  Franklin   Active     3/29/1963  $ 69,358
 2 Huntington National Bank        Columbus     OH  4141 Hoover Rd      Franklin   Active     7/19/1971  $ 66,338
 3 Heartland Bank                  Gahanna      OH  2233 Stringtown Rd  Franklin   Active     9/26/1989  $ 43,532
 4 Fifth Third Bank                Cincinnati   OH  2336 Stringtown Rd  Franklin   Active    12/29/1989  $ 83,168
 5 Huntington National Bank        Columbus     OH  3378 Park St        Franklin   Active      4/3/1962  $ 39,119
 6 National City Bank              Cleveland    OH  2500 Stringtown Rd  Franklin   Active     12/2/1976  $ 31,132
 7 Fifth Third Bank                Cincinnati   OH  3990 Broadway       Franklin   Active      1/1/1900  $ 52,638
 8 Bank One National Association   Columbus     OH  2161 Stringtown Rd  Franklin   Active      9/1/1991  $ 30,238
 9 U.S. Bank NA                    Cincinnati   OH  2508 Columbus St    Franklin   Active     12/6/1988  $ 19,043
10 National City Bank              Cleveland    OH  2173 Stringtown Rd  Franklin   Closed     8/29/1992  $  5,137
11 Fifth Third Bank                Cincinnati   OH  4090 Hoover Rd      Franklin   Closed            NA  $      0
12 Huntington National Bank        Columbus     OH  2474 Stringtown Rd  Franklin   Closed    12/31/1996  $    329
                                                                                             ----------  --------
                                                                                             CITY TOTAL  $440,032
                                                                                             ----------  --------

                                              % CHANGE    JUN-98/   JUN-03
                                   JUN-03      SINCE      JUN-03    MARKET
                                   DEPOSITS    JUN-02    C.A.G.R.   SHARE
BANK NAME                          ($000)       (%)        (%)        (%)
----------------------------       --------   --------   --------   ------
 1 KeyBank National Association    $ 83,011      7.5%       3.7%     18.1%
 2 Huntington National Bank        $ 79,462      0.6%       3.7%     17.3%
 3 Heartland Bank                  $ 61,104      3.2%       7.0%     13.3%
 4 Fifth Third Bank                $ 58,990     -9.0%      -6.6%     12.8%
 5 Huntington National Bank        $ 50,813     10.6%       5.4%     11.1%
 6 National City Bank              $ 38,288     11.8%       4.2%      8.3%
 7 Fifth Third Bank                $ 38,128     -4.0%      -6.2%      8.3%
 8 Bank One National Association   $ 34,242      3.8%       2.5%      7.5%
 9 U.S. Bank NA                    $ 15,436      3.4%      -4.1%      3.4%
10 National City Bank                    NA       NA         NA        NA
11 Fifth Third Bank                      NA       NA         NA        NA
12 Huntington National Bank              NA       NA         NA        NA
                                   --------     ----       ----       ---
                                   $459,474      1.2%       0.9%      100%
                                   --------     ----       ----       ---

Source:SNL Financial.

                                                          Austin Associates, LLC

EXHIBIT 5.2 (CON'T)
DEPOSIT MARKET SHARE INFORMATION
BY CITY  (BRANCH LEVEL)

CANAL WINCHESTER, OHIO

                                                                                                           % CHANGE  JUN-98/  JUN-03
                                                                                         JUN-98    JUN-03    SINCE   JUN-03   MARKET
                                          BRANCH                    BRANCH   OPEN       DEPOSITS  DEPOSITS   JUN-02  C.A.G.R. SHARE
 BANK NAME                 HQ CITY    ST  ADDRESS         COUNTY    STATUS   DATE        ($000)    ($000)      (%)     (%)     (%)
-------------------------- ---------- --  --------------  --------  ------   ----      ---------  -------- --------  -------- ------
1 Huntington National Bank Columbus   OH  37 S High St    Franklin  Active 12/24/1962   $ 76,674  $ 74,487     4.4%   -0.6%   47.0%
2 Fifth Third Bank         Cincinnati OH  680 W Waterloo  Franklin  Active  1/16/1997   $ 35,722  $ 35,438   -10.7%   -0.2%   22.4%
3 Bank One National
   Association             Columbus   OH  8 S High St     Franklin  Active   6/1/1977   $ 33,299  $ 34,276    -7.4%    0.6%   21.6%
4 First Bremen Bank        Bremen     OH  6360 Prentiss
                                            School Dr     Franklin  Active   7/8/2002         NA  $ 11,463      NA      NA     7.2%
5 Park National Bank       Newark     OH  6095 Gender Rd  Franklin  Active  4/23/2001         NA  $  2,798    98.2%     NA     1.8%
6 Fifth Third Bank         Cincinnati OH  11 N High St    Fairfield Closed         NA   $      0        NA      NA      NA      NA
7 Huntington National Bank Columbus   OH  471 Gender Rd   Franklin  Closed 11/27/1995   $    301        NA      NA      NA      NA
                                                                           ----------   --------  --------    ----     ---     ---
                                                                           CITY TOTAL   $145,996  $158,462     6.0%    1.7%    100%
                                                                           ----------   --------  --------    ----     ---     ---

HEBRON, OHIO

                                                                                                    % CHANGE    JUN-98/    JUN-03
                                                                                  JUN-98    JUN-03     SINCE    JUN-03     MARKET
                                   BRANCH                    BRANCH  OPEN        DEPOSITS  DEPOSITS   JUN-02    C.A.G.R.    SHARE
BANK NAME            HQ CITY  ST   ADDRESS         COUNTY    STATUS  DATE         ($000)    ($000)      (%)       (%)        (%)
---------            -------  --   -------         ------    ------  ----        --------  --------  --------   --------   -------
1 Park National Bank Newark   OH   103 E Main St   Licking   Active   4/12/1952   $36,062   $45,844     2.5%      4.9%      100.0%
                                                                     ----------   -------   -------     ---       ---       -----
                                                                     CITY TOTAL   $36,062   $45,844     2.5%      4.9%       100%
                                                                     ----------   -------   -------     ---       ---       -----

MOUNT ORAB, OHIO

                                                                                                      % CHANGE   JUN-98/     JUN-03
                                                                                    JUN-98    JUN-03    SINCE     JUN-03     MARKET
                                    BRANCH                    BRANCH  OPEN        DEPOSITS  DEPOSITS   JUN-02    C.A.G.R.    SHARE
BANK NAME       HQ CITY        ST   ADDRESS         COUNTY    STATUS  DATE         ($000)    ($000)      (%)       (%)        (%)
---------       -------        --   -------         ------    ------  ----        --------  --------  --------   --------   -------
1 National Bank
   & Trust Co.  Wilmington     OH  452 W Main St     Brown    Active  01/01/82    $42,853   $44,555     -4.2%      0.8%      81.8%
2 U.S. Bank NA  Cincinnati     OH  210 Sterling
                                       Run Blvd      Brown    Active  02/15/86    $10,977   $ 9,881    -13.0%     -2.1%      18.2%
                                                                      ----------  -------   -------    -----      ----       ----
                                                                      CITY TOTAL  $53,830   $54,436     -5.9%      0.2%       100%
                                                                      ----------  -------   -------    -----      ----       ----

Source:SNL Financial.

                                                          Austin Associates, LLC

EXHIBIT 5.2 (CON'T)
DEPOSIT MARKET SHARE INFORMATION
BY CITY (BRANCH LEVEL)

XENIA, OHIO

                                                                                                         % CHANGE  JUN-98/ JUN-03
                                                                                        JUN-98   JUN-03    SINCE   JUN-03  MARKET
                                                BRANCH               BRANCH    OPEN    DEPOSITS DEPOSITS  JUN-02  C.A.G.R.  SHARE
           BANK NAME         HQ CITY   ST       ADDRESS       COUNTY STATUS    DATE     ($000)   ($000)     (%)     (%)      (%)
--- ---------------------- ----------- --- ------------------ ------ ------ ---------- -------- -------- -------- -------- ------
 1  KeyBank National
     Association           Cleveland   OH  120 N Detroit St   Greene Active 05/21/79   $ 63,665 $ 73,653    2.3%     3.0%   22.7%
 2  Fifth Third Bank       Cincinnati  OH  100 W Main St      Greene Active 01/01/1885 $ 64,982 $ 61,314   -8.8%    -1.2%   18.9%
 3  Security National B&TC Springfield OH  161 E Main St      Greene Active 12/14/80   $ 56,658 $ 53,383   -5.6%    -1.2%   16.5%
 4  Sky Bank               Salineville OH  194 N Detroit St   Greene Active 06/30/89   $ 64,388 $ 36,060   -5.7%   -10.9%   11.1%
 5  Sky Bank               Salineville OH  1290 Monroe Dr     Greene Active 01/01/1894 $ 22,612 $ 26,975    7.7%     3.6%    8.3%
 6  U.S. Bank NA           Cincinnati  OH  290 Xenia Towne Sq Greene Active 01/07/81   $ 19,411 $ 22,613   -5.8%     3.1%    7.0%
 7  Bank One National
    Association            Columbus    OH  306 W 2nd St       Greene Active 07/18/80   $ 18,898 $ 22,420  -10.3%     3.5%    6.9%
 8  Security National B&TC Springfield OH  82 N Allison Ave   Greene Active 10/01/62   $ 14,102 $ 17,372   -2.1%     4.3%    5.4%
 9  Fifth Third Bank       Cincinnati  OH  1700 W Park Sq     Greene Active 12/13/94   $  6,928 $ 10,213   -9.0%     8.1%    3.2%
10  KeyBank National
     Association           Cleveland   OH  101 S Orange St    Greene Closed 12/18/61   $      0       NA      NA       NA      NA
                                                                                       -------- --------  ------   ------   -----
                                                                            CITY TOTAL $331,644 $324,003   -3.9%    -0.5%   100%
                                                                                       -------- --------  ------   ------   -----

WILMINGTON, OHIO

                                                                                                           % CHANGE  JUN-98/ JUN-03
                                                                                          JUN-98   JUN-03   SINCE    JUN-03  MARKET
                                                  BRANCH               BRANCH    OPEN    DEPOSITS DEPOSITS  JUN-02  C.A.G.R.  SHARE
             BANK NAME         HQ CITY   ST       ADDRESS      COUNTY  STATUS    DATE     ($000)   ($000)     (%)      (%)     (%)
--- ------------------------- ---------- --- ----------------- ------- ------ ---------- -------- -------- -------- -------- ------
 1  National Bank & Trust Co. Wilmington OH  48 N South St     Clinton Active 05/10/1872 $ 85,535 $109,495    6.4%     5.1%   28.7%
 2  Wilmington Savings Bank   Wilmington OH  184 N South St    Clinton Active 01/01/1890 $ 63,239 $ 74,013    2.6%     3.2%   19.4%
 3  Liberty SB FSB            Wilmington OH  647 Fife Ave      Clinton Active NA         $ 38,284 $ 46,894   -4.5%     4.1%   12.3%
 4  National City Bank        Cleveland  OH  1373 Rombach Ave  Clinton Active 03/10/69   $ 32,944 $ 39,074    7.9%     3.5%   10.2%
 5  Fifth Third Bank          Cincinnati OH  140 W Main        Clinton Active 08/03/92   $ 24,557 $ 36,177  -10.8%     8.1%    9.5%
 6  Fifth Third Bank          Cincinnati OH  1453 Rombach Ave  Clinton Active 02/06/86   $ 30,808 $ 34,742   -6.2%     2.4%    9.1%
 7  National Bank & Trust Co. Wilmington OH  1344 Rombach Ave  Clinton Active 04/15/68   $ 20,417 $ 24,791   -2.0%     4.0%    6.5%
 8  Lebanon Citizens National
     Bank                     Lebanon    OH  1243 Rombach Ave  Clinton Active 10/15/97   $  1,535 $ 13,228    4.5%    53.8%    3.5%
 9  National Bank & Trust Co. Wilmington OH  1288 Wayne Rd     Clinton Active 08/02/65   $      0 $  2,127    6.2%       NA    0.6%
10  National Bank & Trust Co. Wilmington OH  48 N South St     Clinton Active 05/01/00         NA $    642   25.6%       NA    0.2%
11  Liberty SB FSB            Wilmington OH  2825 State Rt 72s Clinton Active NA               NA $    209      NA       NA    0.1%
12  National Bank & Trust Co. Wilmington OH  150 Cape May Dr   Clinton Active 08/15/02         NA $    172      NA       NA    0.0%
13  Fifth Third Bank          Cincinnati OH  140 W Main St     Clinton Closed NA         $ 38,313       NA      NA       NA      NA
                                                                                         -------- --------  ------    -----   -----
                                                                              CITY TOTAL $335,632 $381,564    0.8%     2.6%    100%
                                                                                         -------- --------  ------    -----   -----

Source: SNL Financial.
                                                          Austin Associates, LLC

EXHIBIT 5.2 (CON'T)
DEPOSIT MARKET SHARE INFORMATION
BY CITY  (BRANCH LEVEL)

CHILLICOTHE, OHIO

                                                                                                            % CHANGE JUN-98/  JUN-03
                                                                                            JUN-98   JUN-03   SINCE   JUN-03  MARKET
                                                     BRANCH             BRANCH OPEN       DEPOSITS DEPOSITS  JUN-02  C.A.G.R. SHARE
           BANK NAME              HQ CITY   ST      ADDRESS      COUNTY STATUS DATE        ($000)   ($000)     (%)      (%)    (%)
------------------------------- ----------- --- ---------------- ------ ------ ---------- -------- -------- -------- -------- ------
 1 Homeland CU                  Chillicothe OH  310 Caldwell St   Ross  Active 01/01/32   $144,437 $228,266   23.4%     9.6%  29.6%
 2 Huntington National Bank     Columbus    OH  1 N Paint St      Ross  Active 12/31/79   $ 63,936 $ 98,161   13.1%     9.0%  12.7%
 3 Citizens Natl Bk Chillicothe Chillicothe OH  33 W Main St      Ross  Active 01/01/01   $ 64,453 $ 74,495   -1.8%     2.9%   9.7%
 4 Vinton County NB of McArthur McArthur    OH  222 E Main St     Ross  Active 06/30/86   $  9,210 $ 60,522    9.2%    45.7%   7.9%
 5 National City Bank           Cleveland   OH  800 Western Ave   Ross  Active 11/30/61   $ 24,022 $ 55,777   -8.0%    18.4%   7.2%
 6 Huntington National Bank     Columbus    OH  445 Western Ave   Ross  Active 08/09/54   $ 45,051 $ 54,809   13.9%     4.0%   7.1%
 7 Oak Hill Banks               Jackson     OH  49 E Water St     Ross  Active 10/19/88   $ 35,168 $ 38,817    6.7%     2.0%   5.0%
 8 Vinton County NB of McArthur McArthur    OH  775 Western Ave   Ross  Active 08/01/34   $ 13,827 $ 36,721    9.2%    21.6%   4.8%
 9 Fifth Third Bank             Cincinnati  OH  128 W Main St     Ross  Active 01/01/1887 $ 36,076 $ 35,518  -10.0%    -0.3%   4.6%
10 National City Bank           Cleveland   OH  1080 Bridge St    Ross  Active 04/14/64   $ 20,622 $ 25,671    1.4%     4.5%   3.3%
11 Fifth Third Bank             Cincinnati  OH  80 Central Ctr    Ross  Active 06/30/85   $ 21,399 $ 20,755  -11.8%    -0.6%   2.7%
12 Citizens Natl Bk Chillicothe Chillicothe OH  1006 Western Ave  Ross  Active 03/18/91   $  8,238 $ 14,578   13.2%    12.1%   1.9%
13 Chivaho Federal Credit Union Chillicothe OH  Vamc Bldg 10      Ross  Active 06/02/48   $  9,260 $ 10,932    1.4%     3.4%   1.4%
14 Oak Hill Banks               Jackson     OH  1470 N Bridge St  Ross  Active 09/30/94   $  7,663 $ 10,056    0.9%     5.6%   1.3%
15 Citizens Natl Bk Chillicothe Chillicothe OH  1240 N Bridge St  Ross  Active 05/30/02         NA $  4,796 3767.7%      NA   0.6%
16 City County Employees FCU    Chillicothe OH  15 N Paint St     Ross  Active 02/13/67   $    444 $    487   -2.6%     1.9%   0.1%
17 Huntington National Bank     Columbus    OH  200 E Main St     Ross  Active NA               NA $      0     NA       NA   0.0%
18 Huntington National Bank     Columbus    OH  981 N Bridge St   Ross  Closed 10/31/70   $ 18,998       NA     NA       NA     NA
19 National City Bank           Cleveland   OH  27 W 2nd St       Ross  Closed 06/30/79   $ 52,513       NA     NA       NA     NA
20 Universal 1 CU               Dayton      OH  Po Box 596        Ross  Closed 10/28/69   $    170       NA     NA       NA     NA
21 Homeland CU                  Chillicothe OH  Po Box 108        Ross  Closed 01/01/47   $ 28,378       NA     NA       NA     NA
22 Huntington National Bank     Columbus    OH  887 N Bridge St   Ross  Closed 12/11/96   $    374       NA     NA       NA     NA
                                                                                          -------- -------- ------     ----   ----
                                                                               CITY TOTAL $604,239 $770,361    4.3%     5.0%   100%
                                                                                          -------- -------- ------     ----   ----

Sources: SNL Financial.                                   Austin Associates, LLC

EXHIBIT 5.2 (CON'T)
DEPOSIT MARKET SHARE INFORMATION
BY CITY  (BRANCH LEVEL)

SPRINGFIELD, OHIO

                                                                                                                       % CHANGE
                                                                                                   JUN-98     JUN-03    SINCE
                                                         BRANCH                BRANCH   OPEN      DEPOSITS   DEPOSITS   JUN-02
           BANK NAME              HQ CITY    ST         ADDRESS         COUNTY STATUS   DATE       ($000)     ($000)     (%)
------------------------------- -----------  --- ---------------------- ------ ------ ---------- ---------- ---------- --------
 1 Intl Harvester Emps CU       Springfield  OH  5000 N Urbana Rd       Clark  Active 01/01/34   $   84,477 $  119,661   4.8%
 2 Huntington National Bank     Columbus     OH  5 W High St            Clark  Active 09/19/86   $  126,082 $  105,795   6.0%
 3 Security National B&TC       Springfield  OH  40 S Limestone St      Clark  Active 06/05/15   $  115,177 $  101,848 -28.3%
 4 WesBanco Bank                Wheeling     WV  28 E Main St           Clark  Active NA         $   92,419 $   89,546  -0.5%
 5 KeyBank National Association Cleveland    OH  1 S Fountain Ave       Clark  Active 12/31/1835 $   59,870 $   68,672   9.1%
 6 Home City FSB of Springfield Springfield  OH  63 Wmain St            Clark  Active NA         $   57,503 $   63,542 -15.3%
 7 Huntington National Bank     Columbus     OH  2962 Derr Rd           Clark  Active 01/28/74   $   78,850 $   62,870  -5.9%
 8 National City Bank           Cleveland    OH  4 W Main St            Clark  Active 06/30/79   $   55,818 $   55,173   5.9%
 9 WesBanco Bank                Wheeling     WV  1480 Upper Valley Pk   Clark  Active NA         $   43,508 $   42,913  -8.7%
10 National City Bank           Cleveland    OH  2025 E Main St         Clark  Active 05/08/53   $   35,283 $   39,152   3.8%
11 KeyBank National Association Cleveland    OH  1475 Upper Valley Pike Clark  Active 07/28/71   $   40,926 $   38,439  -2.6%
12 Home City FSB of Springfield Springfield  OH  2454 N Limestone St    Clark  Active 07/16/01           NA $   38,326  64.2%
13 Huntington National Bank     Columbus     OH  1175 Bechtle Ave       Clark  Active 01/07/56   $   32,741 $   37,751   2.5%
14 Provident Bank               Cincinnati   OH  1270 Upper Valley Pike Clark  Active 01/01/1884 $   33,478 $   36,564 -11.2%
15 National City Bank           Cleveland    OH  1500 Upper Valley Pike Clark  Active 02/12/73   $   29,167 $   36,014   7.0%
16 National City Bank           Cleveland    OH  2222 N Limestone St    Clark  Active 12/09/63   $   30,899 $   35,470  14.7%
17 KeyBank National Association Cleveland    OH  402 S Burnett Rd       Clark  Active 06/18/56   $   37,433 $   32,094  -3.7%
18 Security National B&TC       Springfield  OH  1600 E Moorefield Rd   Clark  Active 01/03/64   $   25,085 $   25,761   1.3%
19 Security National B&TC       Springfield  OH  920 W Main St          Clark  Active 10/03/53   $   23,989 $   24,870   1.8%
20 Security National B&TC       Springfield  OH  2730 E Main St         Clark  Active 10/02/80   $   20,578 $   22,253  -3.5%
21 Security National B&TC       Springfield  OH  1756 N Limestone St    Clark  Active 11/24/86   $   21,529 $   22,035 -16.5%
22 National City Bank           Cleveland    OH  1850 S Limestone St    Clark  Active 12/14/55   $   18,138 $   21,165   3.6%
23 KeyBank National Association Cleveland    OH  1424 N Limestone St    Clark  Active 06/18/56   $   23,295 $   20,637  -2.1%
24 Fifth Third Bank             Cincinnati   OH  965 N Bechtel Rd       Clark  Active 10/13/98           NA $   20,201   8.9%
25 Huntington National Bank     Columbus     OH  1607 Selma Rd          Clark  Active 06/09/56   $   22,667 $   19,193  -2.1%
26 Fifth Third Bank             Cincinnati   OH  2989 Derr Rd           Clark  Active 11/20/97   $    3,956 $   18,554  43.0%
27 New Carlisle FSB             New Carlisle OH  833 Villa Rd           Clark  Active NA         $    9,909 $   17,850 -14.9%
28 Springfield Credit Union     Springfield  OH  145 W High St          Clark  Active 01/01/51   $   13,143 $   14,130  -6.4%
29 Liberty SB FSB               Wilmington   OH  1108 Bechtle Ave       Clark  Active NA                 NA $   11,085  26.2%
30 Springfield Postal Emps FCU  Springfield  OH  150 N Limestone St     Clark  Active 12/07/50   $    4,731 $    4,186  -9.4%
31 Edison Credit Union          Springfield  OH  420 S York St          Clark  Active 01/01/64   $    2,778 $    3,926  -1.0%
32 Wittenberg U. FCU            Springfield  OH  Po Box 720             Clark  Active 06/20/61   $    2,173 $    3,710  10.9%
33 Robbins & Myers Emps FCU     Springfield  OH  1631 W Main St         Clark  Active 05/20/35   $    2,714 $    3,097  19.1%
34 Fifth Third Bank             Cincinnati   OH  612 S Burnett Rd       Clark  Active 12/23/02           NA $    1,719    NA
35 U.S. Bank NA                 Cincinnati   OH  1500 Hilcrest Ave      Clark  Active 04/24/00           NA $      999  18.2%
36 Huntington National Bank     Columbus     OH  1620 Upper Valley Pike Clark  Closed 06/30/85   $   18,378         NA    NA
37 Huntington National Bank     Columbus     OH  2000 N Limestone       Clark  Closed 01/01/1892 $    1,590         NA    NA
38 Intl Harvester Emps CU       Springfield  OH  202 N Limestone St     Clark  Closed 10/24/35   $      260         NA    NA
                                                                                                 ---------- ----------  ----
                                                                                      CITY TOTAL $1,168,544 $1,259,201  -1.5%
                                                                                                 ---------- ----------  ----
                                  JUN-98/  JUN-03
                                  JUN-03   MARKET
                                  C.A.G.R. SHARE
           BANK NAME                (%)     (%)
-------------------------------   -------- ------
 1 Intl Harvester Emps CU           7.2%     9.5%
 2 Huntington National Bank        -3.4%     8.4%
 3 Security National B&TC          -2.4%     8.1%
 4 WesBanco Bank                   -0.6%     7.1%
 5 KeyBank National Association     2.8%     5.5%
 6 Home City FSB of Springfield     2.0%     5.0%
 7 Huntington National Bank        -4.4%     5.0%
 8 National City Bank              -0.2%     4.4%
 9 WesBanco Bank                   -0.3%     3.4%
10 National City Bank               2.1%     3.1%
11 KeyBank National Association    -1.2%     3.1%
12 Home City FSB of Springfield      NA      3.0%
13 Huntington National Bank         2.9%     3.0%
14 Provident Bank                   1.8%     2.9%
15 National City Bank               4.3%     2.9%
16 National City Bank               2.8%     2.8%
17 KeyBank National Association    -3.0%     2.5%
18 Security National B&TC           0.5%     2.0%
19 Security National B&TC           0.7%     2.0%
20 Security National B&TC           1.6%     1.8%
21 Security National B&TC           0.5%     1.7%
22 National City Bank               3.1%     1.7%
23 KeyBank National Association    -2.4%     1.6%
24 Fifth Third Bank                  NA      1.6%
25 Huntington National Bank        -3.3%     1.5%
26 Fifth Third Bank                36.2%     1.5%
27 New Carlisle FSB                12.5%     1.4%
28 Springfield Credit Union         1.5%     1.1%
29 Liberty SB FSB                    NA      0.9%
30 Springfield Postal Emps FCU     -2.4%     0.3%
31 Edison Credit Union              7.2%     0.3%
32 Wittenberg U. FCU               11.3%     0.3%
33 Robbins & Myers Emps FCU         2.7%     0.2%
34 Fifth Third Bank                  NA      0.1%
35 U.S. Bank NA                      NA      0.1%
36 Huntington National Bank          NA       NA
37 Huntington National Bank          NA       NA
38 Intl Harvester Emps CU            NA       NA
                                   ----      ---
                                    1.5%     100%
                                   ----      ---

Sources: SNL Financial.                                   Austin Associates, LLC

                                   EXHIBIT 6

                             Financial Projections

EXHIBIT 6

STRATEGIC PLAN PROJECTIONS (2005-2007)
MERCHANTS BANCORP, INC.

                                                                 PLANNING GOALS
                          ACTUAL        PROJECTED     -----------------------------------------    2005-2007
SCENARIO 1               30-JUN-04        2004           2005           2006           2007        GROWTH RATE
---------------------   -----------    -----------    -----------    -----------    -----------    -----------
Total Assets            $   353,712    $   367,860    $   397,289    $   429,072    $   463,398        8.0%
Net Income              $     2,289    $     4,500    $     4,950    $     5,445    $     5,990       10.0%
Cash Dividends          $       906    $     1,800    $     2,228    $     2,450    $     2,695       14.4%
Equity Capital          $    29,206    $    30,523    $    33,246    $    36,240    $    39,534        9.0%

ROAA                           1.29%          1.27%          1.29%          1.32%          1.34%
ROAE                          15.67%         15.41%         15.52%         15.67%         15.81%
Dividend Payout Ratio          39.6%          40.0%          45.0%          45.0%          45.0%

Shares Outstanding            2,667          2,667          2,667          2,667          2,667
Earnings Per Share      $      0.86   $       1.69    $      1.86    $      2.04    $      2.25       10.0%
Dividends Per Share     $      0.34   $       0.67    $      0.84    $      0.92    $      1.01       14.4%
Book Value Per Share    $     10.95   $      11.44    $     12.47    $     13.59    $     14.82        9.0%

Market Price            $     21.00   $      21.09    $     23.20    $     25.52    $     28.07       10.0%
Multiple of Book                192%           184%           186%           188%           189%
Multiple of Earnings           12.2           12.5           12.5           12.5           12.5

                                                          Austin Associates, LLC

EXHIBIT 6 (CON'T)

STRATEGIC PLAN PROJECTIONS (2005-2007)
MERCHANTS BANCORP, INC.

                                                                 PLANNING GOALS
                          ACTUAL        PROJECTED     -----------------------------------------     2005-2007
SCENARIO 2               30-JUN-04        2004           2005           2006           2007        GROWTH RATE
---------------------   -----------    -----------    -----------    -----------    -----------    -----------
Total Assets            $   353,712    $   367,860    $   397,289    $   429,072    $   463,398        8.0%
Net Income              $     2,289    $     4,500    $     4,950    $     5,445    $     5,990       10.0%
Cash Dividends          $       906    $     1,800    $     1,980    $     2,178    $     2,396       10.0%
Equity Capital          $    29,206    $    30,523    $    33,493    $    36,760    $    40,354        9.8%

ROAA                           1.29%          1.27%          1.29%          1.32%          1.34%
ROAE                          15.67%         15.41%         15.46%         15.50%         15.53%
Dividend Payout Ratio          39.6%          40.0%          40.0%          40.0%          40.0%

Shares Outstanding            2,667          2,667          2,667          2,667          2,667
Earnings Per Share      $      0.86    $      1.69    $      1.86    $      2.04    $      2.25       10.0%
Dividends Per Share     $      0.34    $      0.67    $      0.74    $      0.82    $      0.90       10.0%
Book Value Per Share    $     10.95    $     11.44    $     12.56    $     13.78    $     15.13        9.8%

Market Price            $     21.00    $     21.09    $     23.20    $     25.52    $     28.07       10.0%
Multiple of Book                192%           184%           185%           185%           186%
Multiple of Earnings           12.2           12.5           12.5           12.5           12.5

                                                          Austin Associates, LLC